RECEIVABLES PURCHASE AGREEMENT


     RECEIVABLES PURCHASE AGREEMENT dated as of January 26, 2001, as amended and restated as of May 7, 2001 (this "Agreement") among CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION, a Delaware corporation (the "Seller"), CROWN CORK & SEAL COMPANY (USA), INC., a Delaware corporation ("Crown (USA)"), as the initial Servicer (as hereinafter defined), the banks and other financial institutions listed on the signature pages hereof as the Initial Purchasers (the "Initial Purchasers") and CITIBANK, N.A., a national banking association ("Citibank"), as administrative agent (the "Agent") for the Purchasers and the other Owners (as hereinafter defined).

     PRELIMINARY STATEMENTS:

     (1) The parties hereto have entered into a Receivables Purchase Agreement dated as of January 26, 2001 (such Receivables Purchase Agreement being the "Existing Receivables Purchase Agreement").

     (2) The parties hereto have agreed to amend and restate the Existing Receivable Purchase Agreement for the purpose of, among other things, including Crown Cork & Seal Canada Inc., a corporation organized and existing under the laws of Ontario, Canada, as an Originator and providing for the Receivables to include Canadian Dollar denominated Receivables of Crown Cork & Seal Canada Inc.

     (3) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in Article I of this Agreement.

     (4) The Seller will from time to time purchase or otherwise acquire from the Originators Pool Receivables in which the Seller intends to sell interests referred to herein as Receivable Interests.

     (5) The Purchasers may at any time and from time to time purchase Receivable Interests from the Seller.

     (6) In consideration of the reinvestment in Pool Receivables of daily Collections (other than with regard to accrued Yield and Servicer Fee) attributable to a Receivable Interest, the Seller will sell to each Owner of such Receivable Interest additional interests in the Pool Receivables as part of such Receivable Interest until such reinvestment is terminated.

     (7) Crown (USA) has been requested and is willing to act as the initial Servicer.

     (8) Citibank has been requested and is willing to act as the Agent.



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     NOW, THEREFORE,  in consideration of the premises, the parties hereto agree that, effective as of the Effective Date, the Existing Receivables Purchase Agreement is amended and restated as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. Certain Defined Terms.
     -----------------------------------
     As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Advance Billings" means, in respect of any Obligor, the aggregate amount invoiced for the sale of goods by any Originator to such Obligor before delivery of such goods.

     "Adverse Claim" means a lien, security interest or other charge or encumbrance, or other type of preferential arrangement.

     "Affiliate" means as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person.

     "Affiliated Obligor" means any Obligor which is an Affiliate of another Obligor.

     "Agent's Account" means the deposit account of the Agent (account number 38858061, ABA 02100089, Reference: Crown) maintained with Citibank at its office at 399 Park Avenue, New York, New York 10043, Attention: Anne Marie Povco, or such other account as the Agent shall specify in writing to the Seller, the Servicer and the Purchasers.

     "Applicable Margin" means, for the Base Rate, 1.50% per annum and, for the Eurodollar Rate, 3.00% per annum.

     "Applicable Reserve" means, for any Receivable Interest at any date, an amount equal to
                                  (NRPB x RP)

     where:

     NRPB = the Net Receivables Pool Balance at the close of business of the Servicer on such date.

     RP   = the  Reserve  Percentage  at the close of  business of  the Servicer on such date.

     "Assignee" means (i) in the case of any assignment of any Receivable Interest or portion thereof pursuant to Section 9.01, Citibank or any Purchaser or any of their respective Affiliates as the assignee of such Receivable Interest or such portion and (ii) in the case of any assignment of any rights and obligations pursuant to Section 9.03, any Eligible Assignee as the assignee of such rights and obligations.


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     "Assignment"  means an assignment,  in substantially  the form of Exhibit A hereto, by which a Receivable Interest may be assigned pursuant to Section 9.01.

     "Assignment  and  Acceptance"  means  an  assignment  and  acceptance,   in
substantially the form of Exhibit B hereto, entered into by any Purchaser and an Assignee pursuant to Section 9.03.

     "Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the rate of interest announced publicly by Citibank in New York, New York, from time to time as Citibank's base rate.

     "Business Day" means any day (other than a Saturday or Sunday) on which (i) banks are not authorized or required to close in New York, New York or Philadelphia, Pennsylvania and (ii) if the term "Business Day" is used in connection with the Eurodollar Rate, dealings in United States dollars are carried on in the London interbank market.

     "Canadian Dollars" means the lawful currency of Canada.

     "Canadian Originator" means Crown Cork & Seal Canada Inc., a corporation organized and existing under the laws of Ontario, Canada.

     "Canadian Receivable" means each Receivable which is denominated in Canadian Dollars and which was originated by the Canadian Originator.

     "Capital" means, in respect of any Receivable Interest, the original amount paid to the Seller for such Receivable Interest at the time of its acquisition by the Purchasers pursuant to Sections 2.01 and 2.02, reduced from time to time by Collections received and distributed on account of such Capital pursuant to
Section 2.05 or 2.06; provided, however, that if such Capital of such Receivable Interest shall have been reduced by any distribution of any portion of Collections and thereafter such distribution is rescinded or must otherwise be returned for any reason, such Capital of such Receivable Interest shall be increased by the amount of such distribution, all as though such distribution had not been made.

     "Certificate" means a certificate of assignment dated as of January 26, 2001 as amended and restated as of the Effective Date, by the Seller to the Agent on behalf of the Owners, in the form of Exhibit C hereto, evidencing each Receivable Interest of the Owners.


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     "Change of Control" means the  occurrence of any of the following:  (a) any
Person or two or more Persons acting in concert, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Parent or a corporation owned, directly or indirectly, by the Parent or by the stockholders of the Parent in substantially the same proportions as their ownership of stock of the Parent (e.g., a holding company reorganization), shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Interests of the Parent (or other securities convertible into such Voting Interests of the Parent (or other securities convertible into such Voting Interests) representing 50% or more of the combined voting power of all Voting Interests of the Parent; or (b) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent; or (c) the Parent, or a corporation owned, directly or indirectly, by the stockholders of the Parent in substantially the same proportions as their ownership of stock of the Parent, shall cease to own, directly or indirectly, 100% of the Equity Interests in Crown (USA) or any other Originator unless, in the case of such other Originator, such Originator is, upon at least five Business Days' prior written notice to the Agent, sold by the Parent and thereupon ceases to be an Originator hereunder without causing an Event of Termination or a Potential Event of Termination to occur.

     "Citibank" has the meaning assigned to that term in the recital of parties hereto.

     "Citibank Rate" means, for any Settlement Period for any Receivable Interest, an interest rate per annum equal, at the Seller's election upon written notice to the Agent, given not later than 11:00 A.M. (New York City time) on the third Business Day (in the case of the Citibank Rate computed by reference to the Eurodollar Rate) or the Business Day (in the case of the Citibank Rate computed by reference to the Base Rate) prior to the first day of such Settlement Period, to (a) in the case of the Citibank Rate computed by reference to the Eurodollar Rate, the sum of (i) the Eurodollar Rate for such Settlement Period plus (ii) the Applicable Margin for the Eurodollar Rate, and
(b) in the case of the Citibank Rate computed by reference to the Base Rate, the sum of (i) the Base Rate in effect from time to time plus (ii) the Applicable Margin for the Base Rate (or, if no such notice is given, the sum of the Base Rate in effect from time to time plus the Applicable Margin for the Base Rate); provided, however, that:

     (i) in the case of any such Settlement Period of one to and including 21 days, the "Citibank Rate" for such Settlement Period for such Receivable Interest shall be an interest rate per annum equal to the sum of the Base Rate in effect from time to time plus the Applicable Margin for the Base Rate;

     (ii) if either (A) the introduction of or any change after the date hereof in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Owner of such Receivable Interest to obtain funds in the London interbank market during such Settlement Period, or (B) Citibank is unable for any reason to establish its Eurodollar Rate for such Settlement Period, or (C) the Eurodollar Rate will not adequately reflect the cost to the Required Purchasers of making a Purchase of or maintaining such Receivable Interest during such Settlement Period, then the "Citibank Rate" for such Settlement Period for such Receivable Interest shall be an interest rate per annum equal to the sum of the Base Rate in effect from time to time plus the Applicable Margin for the Base Rate; provided, however, that the Agent (with the consent or at the request of the Purchasers) and the Seller may agree in writing from time to time upon a different "Citibank Rate"; and


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



     (iii) upon the occurrence and during the continuance of an Event of Termination, the "Citibank Rate" shall be the sum of applicable interest rate per annum determined pursuant to the provisions set forth above plus 2.00% per annum.

     "Closing Date" means the date of the initial Purchase hereunder.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Collections" means, with respect to any Pool Receivable, all cash collections and other cash proceeds of such Pool Receivable, including, without limitation, (i) all cash proceeds of the Related Security with respect to such Pool Receivable and (ii) any Collections of such Pool Receivable deemed to have been received, and actually paid, pursuant to Section 2.07.

     "Commitment" means (i) in respect of each Initial Purchaser, the amount set forth as the "Commitment" under the name of such Initial Purchaser on the signature pages hereto and (ii) in respect of each Purchaser that became a Purchaser by entering into an Assignment and Acceptance, the amount set forth as the "Commitment" for such Purchaser in the Register maintained by the Agent pursuant to Section 9.03(c), in the case of clauses (i) and (ii) as such amount may be reduced from time to time as the result of any assignment of any Commitment or any portion thereof pursuant to Section 9.03 or may be reduced from time to time pursuant to Section 2.03.

     "Commitment Fee" has the meaning specified in Section 2.09.

     "Commitment Termination Date" means the earlier of (i) December 8, 2003 and
(ii) the date of termination in whole of the aggregate  Commitments  pursuant to
Section 2.03 or 7.01.

     "Concentration Limit" for any Obligor means (i) so long as such Obligor's long-term senior unsecured and unguaranteed debt securities shall be rated at least B by S&P and B2 by Moody's, $25,000,000 or the Equivalent in Canadian Dollars in the case of any Obligor of a Canadian Receivable, and (ii) so long as such Obligor's long-term senior unsecured and unguaranteed debt securities shall not be rated at least B by S&P and B2 by Moody's, $15,000,000 or the Equivalent in Canadian Dollars in the case of any Obligor of a Canadian Receivable; provided, however, that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor.

     "Consent and Agreement" means a consent and agreement dated January 26, 2001, as amended and restated as of the date hereof, in substantially the form of Exhibit G hereto, with respect to the Receivables Contribution and Sale Agreement, duly executed by the Seller and each Originator.


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


     "Contract" means an agreement between any Originator and an Obligor in any written form acceptable to such Originator, or in the case of any open account agreement as evidenced by one of the forms of invoices set forth in Schedule IV hereto or otherwise approved by the Agent from time to time (which approval shall not be unreasonably withheld), pursuant to or under which such Obligor shall be obligated to pay for goods or services from time to time.

     "Corporate Allowances" means, in respect of any Obligor, the aggregate amount of corporate allowances owed by any Originator or the Seller to such Obligor with respect to Receivables of such Obligor.

     "Credit and Collection Policy" means those credit and collection policies and practices in effect on the date hereof relating to Contracts and Receivables and described in Schedule II hereto, as modified from time to time in compliance with Section 5.03(c).

     "Credits In Past Due" means, in respect of any Obligor, the aggregate amount of credits that shall have been given by any Originator or the Seller in favor of such Obligor in respect of Defaulted Receivables of such Obligor.

     "Currency Reserve" means 1.5, times (i) the highest percentage change from the first day of one month to the first day of the next month for the preceding 12 month period in the quoted spot rate at which the Agent's principal office in New York City offers to exchange Canadian Dollars for US Dollars in New York City prior to 4:00 P.M. (New York City time) on such day, multiplied by (ii) the Equivalent in US Dollars of the aggregate principal amount of all Canadian Receivables as set forth in the most recent Seller Report.

     "Daily Report" means a report, in substantially the form of Exhibit D-3 hereto, furnished by the Servicer to the Agent for the Owners pursuant to
Section 2.07.

     "Daily Settlement Date" means, for each Settlement Period for each Receivable Interest, each Business Day during such Settlement Period on which the Servicer shall be required to set aside and hold in trust for the Owner of each Receivable Interest any amount of Collections of Pool Receivables pursuant to clause (i)(B) of Section 2.05(a).

     "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services other than accounts payable arising in the ordinary course of business that are not outstanding for more than 60 days after first becoming due, (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
(i) through (iv) above.


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


     "Defaulted Receivable" means a Receivable:

          (i) as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such payment;

          (ii) as to which the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof has taken any action, or suffered any event to occur, of the type described in
          Section 7.01(g); or

          (iii) which,  consistent with the Credit and Collection Policy, should
          be  written   off  the   Seller's   or  any   Originator's   books  as
          uncollectible.

     "Designated Obligor" means, at any time, each Obligor; provided, however, that any Obligor shall cease to be a Designated Obligor upon three Business Days' notice by the Agent to the Seller given in accordance with the Agent's then current credit guidelines and with the consent or at the request of the Required Purchasers.

     "Effective Date" means the date on which the conditions precedent set forth in Section 3.03 are satisfied.

     "Eligible Assignee" means (i) each Initial Purchaser or any of its Affiliates, and (ii) any commercial bank, finance company, insurance company or other financial institution or any other Person, in each case approved by the Agent and the Seller (which approval shall not be unreasonably withheld or delayed); provided, however, that neither an Originator nor the Seller nor any of their respective Affiliates may be an Eligible Assignee.

     "Eligible Receivable" means, at any time and with respect to any Receivable Interest, only such Receivables of the Seller as the Agent, in accordance with its then current credit guidelines, shall from time to time elect to consider Eligible Receivables for purposes of this Agreement, it being understood and agreed by the parties hereto that, none of the following Receivables shall be Eligible Receivables:

          (i) Any Receivable the Obligor of which is an Affiliate of any of the parties hereto;

          (ii) Any Receivable the Obligor of which at the time of the initial creation of any interest therein hereunder is not a Designated Obligor;

          (iii) Any Receivable the Obligor of which at the time of the initial creation of an interest therein hereunder is the Obligor of any Defaulted Receivables in the aggregate amount of more than 50% of the aggregate Outstanding Balance of all Pool Receivables of such Obligor;

          (iv) Any Receivable which at the time of the initial creation of an interest therein hereunder is a Defaulted Receivable;

          (v) Any Receivable (other than a Canadian Receivable) the Obligor of which is not a United States resident, or any Canadian Receivable the Obligor of which is not a Canadian resident;


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          (vi) Any Receivable, other than a Pre-Season Deferred Receivable, that is not required to be paid in full within 150 days of the original invoice date therefor;

          (vii)  Any  Pre-Season   Deferred  Receivable  that  at  the  time  of
          determination is not required to be paid in full within 150 days after such time;

          (viii) Any Receivable that does not arise from the sale by any Originator of inventory in the ordinary course of business; or

          (ix) Any Receivable denominated in a currency other than US Dollars or, in the case of Canadian Receivables only, Canadian Dollars.

     "Equity Interest" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

     "Equivalent" in US Dollars of Canadian Dollars on any date means the equivalent in US Dollars of Canadian Dollars determined using the quoted spot rate at which the Agent's principal office in New York City offers to exchange US Dollars for Canadian Dollars in New York City prior to 4:00 p.m. (New York City time) on such date, and the "Equivalent" in Canadian Dollars of US Dollars on any date means the equivalent in Canadian Dollars of US Dollars determined using the quoted spot rate at which the Agent's principal office in New York City offers to exchange Canadian Dollars for US Dollars in New York City prior to 4:00 p.m. (New York City time) or such date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Seller's controlled group, or under common control with the Seller, within the meaning of Section 414 of the Code.

     "Eurodollar Rate" means, for any Settlement Period, an interest rate per annum equal to the rate per annum obtained by dividing (i) the rate per annum at which deposits in U.S. dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Settlement Period in an amount substantially equal to the Capital associated with such Settlement Period for a period equal to such Settlement Period by (ii) a percentage equal to 100% minus Citibank's Eurodollar Reserve Percentage (as defined below) for such Settlement Period. Citibank's "Eurodollar Reserve Percentage" for any Settlement Period means the reserve percentage applicable during such Settlement Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Settlement Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities or assets consisting of or including eurocurrency liabilities (as that term is defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time) having a term equal to such Settlement Period.


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     "Events of Termination" has the meaning specified in Section 7.01.

     "Existing Credit Facilities" means the facilities made available under the Credit Agreement dated as of February 4, 1997 as amended and restated as of March 1, 2001 among the Parent, certain subsidiaries of the Parent party thereto, The Chase Manhattan Bank, a New York banking corporation, as administrative and collateral agents, and the banks and other financial institutions from time to time party thereto.

     "Existing Receivables Purchase Agreement" has the meaning specified in Preliminary Statement (1) of this Agreement.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "Fee Letter" means the fee letter agreement dated January 3, 2001 among the Parent, Citibank and Salomon Smith Barney Inc., as the same may from time to time be amended, supplemented or otherwise modified.

     "GAAP" means generally accepted accounting principles in the United States consistently applied, in effect from time to time.

     "Indemnified Amounts" has the meaning specified in Section 10.01.

     "Indemnified Party" means any or all of the Purchasers, the Assignees and the Agent and their respective Affiliates and successors and assigns and their respective officers, directors, managers, managing members, partners and employees.

     "Initial Capital" means, in respect of each Initial Purchaser, the amount set forth as the "Initial Capital" under the name of such Initial Purchaser on the signature pages hereto.


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

     "Intercreditor Agreement" means the Intercreditor Agreement, dated as of March 1, 2001, a copy of which is attached as Exhibit K hereto, among the Agent, the Parent, the Seller, each Originator (other than the Canadian Originator) and The Chase Manhattan Bank, as administrative and collateral agent under the Existing Credit Facilities, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the second proviso to the first sentence of Section 11.01.

     "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person.

     "Liquidation Day" means, for any Receivable Interest, either (i) each day during any Settlement Period for such Receivable Interest on which the conditions set forth in Section 3.02 are not satisfied (and such failure of conditions is not waived by the Required Purchasers), provided that such conditions are also not satisfied (and such failure of conditions is not waived by the Required Purchasers) on any succeeding day during such Settlement Period, or (ii) each day which occurs on or after the Termination Date for such Receivable Interest.

     "Liquidation Fee" means, for each Receivable Interest for any Settlement Period during which the Citibank Rate therefor is computed by reference to the Eurodollar Rate and during which any Liquidation Day or the Termination Date or any Daily Settlement Date for such Receivable Interest occurs, the amount, if any, by which (i) the additional Yield (calculated without taking into account any Liquidation Fee or any shortened duration of such Settlement Period ) which would have accrued on the reductions of Capital of such Receivable Interest during such Settlement Period if such reductions had remained as Capital, exceeds (ii) the income, if any, received by the Owner of such Receivable Interest from such Owner's investing the proceeds of such reductions of Capital.

     "Lock-Box Account" means a deposit account (including, without limitation, any concentration account) maintained at a Lock-Box Bank for the purpose of receiving Collections.

     "Lock-Box Agreement" means an agreement, in substantially the form of Exhibit E hereto, between any Originator or the Seller, as the case may be, and a Lock-Box Bank.

     "Lock-Box Bank" means any of the banks specified on Schedule I hereof and any other bank specified as a "Lock-Box Bank" in accordance with this Agreement, in each case holding one or more Lock-Box Accounts.

     "Lock-Box Notice" means a notice, in substantially the form of Annex A to a Lock-Box Agreement, from the Agent to any Lock-Box Bank.

     "Moody's" means Moody's Investors Service, Inc. or any successor thereof.

     "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Seller or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Multiple  Employer  Plan"  means a single  employer  plan,  as  defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Seller or any ERISA Affiliate and at least one Person other than the Seller and the ERISA Affiliates or (b) was so maintained and in respect of which the Seller or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

     "Net Receivables Pool Balance" means at any time the Outstanding Balance of the Eligible Receivables in the Receivables Pool at such time reduced by the sum of (i) the aggregate Outstanding Balance of the Defaulted Receivables in the Receivables Pool at such times, (ii) the aggregate amount by which the then Outstanding Balance of all Eligible Receivables (other than Defaulted
Receivables) of each Obligor then in the Receivables Pool exceeds the Concentration Limit for such Obligor at such time, (iii) the aggregate amount by which the then Outstanding Balance of all Eligible Receivables that are Canadian Receivables exceeds 15% of the aggregate amount of the then Outstanding Balance of all Eligible Receivables, (iv) the Unapplied Cash and Credits at such time,
(v) the aggregate amount of Offset Reserves in existence at such time in respect of the Obligors of Pool Receivables and (vi) the Currency Reserve.

     "Notice of Purchase" has the meaning specified in Section 2.02(a).

     "Obligor" means a Person obligated to make payments pursuant to a Contract.

     "Offset Reserve" means, in respect of the Pool Receivables owing by any Obligor at any time, the lesser of (a) the sum of (i) the aggregate amount of Over/Under Payments in respect of such Obligor at such time, plus (ii) the aggregate amount of Rebates in respect of such Obligor at such time, plus (iii) the aggregate amount of Corporate Allowances in respect of such Obligor at such time, plus (iv) the aggregate amount of Advance Billings in respect of such Obligor at such time, plus (v) the aggregate amount of Credits In Past Due in respect of such Obligor at such time, plus (vi) the aggregate amount of all other amounts payable by any Originator or any Affiliate thereof to such Obligor, and (b) the aggregate Outstanding Balance of such Pool Receivables at such time; provided, however, that in the case of any such Obligor that owes Pool Receivables which are Canadian Receivables, the aggregate amounts referred to in clause (a) above that are denominated in Canadian Dollars shall be the Equivalent in US Dollars of such aggregate amounts.

     "Originator" means Constar, Inc., a Pennsylvania corporation, Crown (USA), Risdon-AMS (USA), Inc., a Delaware corporation, Zeller Plastik, Inc., a Delaware corporation, and the Canadian Originator; provided, however, that any Originator shall cease to be an Originator upon (i) the occurrence of any event set forth in Section 7.01(g) as to such Originator, (ii) the Parent, one or more direct or indirect wholly-owned subsidiaries of the Parent, or a corporation owned directly or indirectly by the stockholders of the Parent in substantially the same proportions as their ownership of stock of the Parent ceasing to own, directly or indirectly, 100% of the Equity Interests of such Originator, (iii) three Business Days' notice to such effect by the Agent (with the consent or at the request of the Required Purchasers) to the Seller following the occurrence of any Event of Termination as to such Originator, or (iv) in the case of the Canadian Originator only (and without limiting clauses (i) through (iii) above), forty-five days notice to such effect by the Seller to the Agent, and provided, further, however, that, in the case of clauses (i), through (iv) above, such Originator shall continue to be an Originator for purposes of all Pool Receivables existing, and in which interests have been created hereunder, prior to the occurrence of any event set forth in clause (i) through (iv) above.

     "Other Taxes" has the meaning specified in Section 2.12(b).

     "Outstanding Balance" of any Receivable at any time means (i) for Receivables other than Canadian Receivables, the then outstanding principal balance thereof, and (ii) for Canadian Receivables, the Equivalent in US Dollars of the then outstanding principal balance thereof.

     "Over/Under Payments" means, in respect of any Obligor, the aggregate amount by which the payments made by such Obligor in respect of Pool Receivables owed by such Obligor exceed, or are less than, such Pool Receivables.

     "Owner" means, in respect of each Receivable Interest, upon its purchase by any of the Purchasers, the purchaser thereof; provided, however, that, upon any assignment thereof pursuant to Article IX, the Assignee thereof shall be an Owner thereof.

     "Parent" means Crown Cork & Seal Company, Inc., a Pennsylvania corporation.

     "Parent  Undertaking"  means an undertaking,  in substantially  the form of
Exhibit I hereto, by the Parent in favor of the Agent and the other Indemnified Parties, as such undertaking may from time to time be amended, supplemented or otherwise modified.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor.

     "Percentage Interest" has the meaning specified in Section 9.02(a).

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Plan" means a Single Employer Plan or a Multiple Employer Plan.

     "Pool Receivable" means a Receivable in the Receivables Pool.

     "Potential Event of Termination" means any event that, with the giving of notice or the passage of time or both, would constitute an Event of Termination.

     "PPSA" means the Personal Property Security Act (Ontario), as amended from time to time, and any regulations promulgated thereunder.

     "Pre-Season Deferred Receivable" means any Receivable the Obligor of which is in the business of processing and canning fruits or vegetables and for which the applicable Contract provides for more than 150 days after the applicable invoice date for payment of such Receivables.

     "Provisional Liquidation Day" means any day which could be a Liquidation Day but for the proviso in clause (i) of the definition of "Liquidation Day".

     "Purchase" means a purchase by the Purchasers of a Receivable Interest from the Seller pursuant to Article II.

     "Purchasers" means the Initial Purchasers and each Assignee that shall become a party hereto pursuant to Section 9.03.

     "Rebates" means, in respect of any Obligor, the aggregate amount of rebates or other amounts (other than Corporate Allowances) owed by any Originator or the Seller to such Obligor with respect to Receivables of such Obligor.

     "Receivable" means the indebtedness (whether constituting accounts or general intangibles or chattel paper or otherwise) of any Obligor under a Contract, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

     "Receivable Interest" means, at any time, an undivided percentage ownership interest at such time in (i) all then outstanding Pool Receivables arising prior to the time of the most recent computation or recomputation of such undivided percentage interest pursuant to Section 2.04, (ii) all Related Security with respect to such Pool Receivables and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables. Such undivided percentage interest for such Receivable Interest shall be computed as

                                     C + AR
                                     ------
                                      NRPB

     where:

     C    =  the  Capital  of  such  Receivable  Interest  at  the  time  of such computation;

     AR   =  the Applicable Reserve of such Receivable Interest at the time of such computation;

     NRPB =  the Net Receivables Pool Balance at the time of such computation;

provided, however, that upon the occurrence of any Termination Date that results from either any Commitment Termination Date in turn resulting from the occurrence and continuance of an Event of Termination pursuant to Section 7.01 or any Reinvestment Termination Date in turn resulting from the designation of such Reinvestment Termination Date by the Agent pursuant to clause (ii) of the definition of "Reinvestment Termination Date" contained in this Section 1.01 (such Termination Date being the "Special Termination Date"), the Receivable Interests then outstanding under this Agreement, if more than one Receivable Interest, shall be combined into one Receivable Interest hereunder (such one Receivable Interest, whether the one Receivable Interest then outstanding or the one Receivable Interest resulting from such combination of Receivable Interests, being the "Special Receivable Interest") and such Special Receivable Interest shall then be recomputed to be, and shall be fixed at all times thereafter at, an undivided percentage ownership interest of one hundred percent (100%) in (i) all then outstanding Pool Receivables arising prior to the Special Termination Date, (ii) all Related Security with respect to such Pool receivables and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables.


Each Receivable Interest shall be determined from time to time pursuant to the provisions of Section 2.04.

     "Receivable Interest Percent" means 100%.

     "Receivables Contribution and Sale Agreement" means the Receivables Contribution and Sale Agreement, dated as of January 26, 2001, as amended and restated as of the date hereof and in substantially the form of Exhibit F hereto, among each Originator, the Seller and Crown (USA) as the Buyer's Servicer thereunder, as the same may from time to time be amended, supplemented or otherwise modified with the prior written consent of the Required Purchasers.

     "Receivables Pool" means at any time the aggregation of each then outstanding Receivable in respect of which the Obligor is a Designated Obligor or, as to any Receivable in existence on such date, was a Designated Obligor on the date of the initial creation of an interest in such Receivable under this Agreement.

     "Records" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

     "Register" has the meaning specified in Section 9.03(c).

     "Reinvestment Termination Date" means that Business Day which: (i) the Seller designates as the first date on which Collections in respect of each Receivable Interest shall not be reinvested in accordance with Section 2.05, by at least 30 Business Days' prior written notice to the Agent or, (ii) if the conditions precedent in Section 3.02 are not satisfied, that Business Day which the Agent (with the consent or at the request of the Required Purchasers) designates as the first date on which Collections in respect of each Receivable Interest shall not be reinvested in accordance with Section 2.05, by at least one Business Day's prior written notice to the Seller.

     "Related Security" means with respect to any Receivable:

          (i) all of the Seller's interest in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable;

          (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

          (iii) all letter of credit rights, guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

          (iv) all Records relating to such Receivable; and

          (v) all of the Seller's right, title and interest in and to the following:

               (A) the Receivables Contribution and Sale Agreement, including, without limitation, (i) all rights to receive moneys due and to become due under or pursuant to the Receivables Contribution and Sale Agreement, (ii) all rights to receive proceeds of any indemnity, warranty or guaranty with respect to the Receivables Contribution and Sale Agreement, (iii) claims for damages arising out of or for breach of or default under the Receivables Contribution and Sale Agreement, and (iv) the right to perform under the Receivables Contribution and Sale Agreement and to compel performance and otherwise exercise all remedies thereunder, and

               (B) all proceeds of any and all of the foregoing (including, without limitation, proceeds which constitute property of the types described in subclause (A) of this clause (v)).

     "Required Purchasers" means at any time Purchasers owning at least 51% of the then aggregate outstanding Receivable Interests owned by the Purchasers or, if no Receivable Interest is then owned by the Purchasers, Purchasers holding at least 51% of the aggregate Commitments of the Purchasers.

     "Required Net Receivables Pool Balance" means the sum of (i) the aggregate outstanding Capital of Receivable Interests plus (ii) the aggregate Applicable Reserve for all Receivable Interests.

     "Reserve Percentage" means 20 percent, provided that the Reserve Percentage may, upon at least one Business Day's notice by the Agent to the Seller and the Servicer, be increased by the Agent at any time and in its discretion in accordance with its then current credit guidelines and provided, further, that the Reserve Percentage may, upon at least one Business Day's notice by the Agent to the Seller and the Servicer, be decreased by the Agent at any time with the consent or at the request of all Purchasers.

     "S&P"  means  Standard  &  Poor's  Rating  Services,   a  division  of  The
McGraw-Hill Companies, Inc., or any successor thereof.

     "Seller Report" means a report, in substantially the form of Exhibit D-1 hereto, furnished by the Servicer to the Agent for each Owner pursuant to
Section 2.07.

     "Seller's Account" means the deposit account of the Seller (account number 005-1713) maintained with Mellon Bank, N.A. at its office at Three Mellon Bank Center, Room 3119, Pittsburgh, Pennsylvania 15259, Attention: Document Control Manager.

     "Servicer" has the meaning specified in Section 6.01.

     "Servicer Fee" has the meaning specified in Section 2.09.

     "Settlement Date" means, for each Settlement Period for each Receivable Interest, the last day of such Settlement Period.

     "Settlement Period" means, for each Receivable Interest:

               (a) in the case of any Settlement Period in respect of which the Citibank Rate is computed by reference to the Eurodollar Rate, initially, the period beginning on the date of Purchase of such Receivable Interest or the last day of the immediately preceding Settlement Period, as the case may be, and ending on the last day of the period selected by the Seller pursuant to the provisions below, and thereafter, each subsequent period commencing on the last day of the immediately preceding Settlement Period and ending on the last day of the period selected by the Seller pursuant to the provisions below. The duration of each such Settlement Period shall be one week, two weeks or one month, as the Seller may, upon written notice given by the Seller to the Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the first day of such Settlement Period, select (or, if no such notice is given, one month); provided, however, that in the case of any such Settlement Period for any Receivable Interest which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date, such Settlement Period shall end on the Termination Date and the duration of each such Settlement Period which commences on or after the Termination Date may be any period (including, without limitation, a period of one day) as shall be selected from time to time by the Agent (with the consent or at the request of the Required Purchasers); provided, further, however, that there shall be no more than six Settlement Periods selected by the Seller with respect to the Receivable Interests at any one time; and provided, further, however, that whenever the last day of any such Settlement Period would otherwise occur on a day other than a Business Day, the last day of such Settlement Period shall be extended to occur on the next succeeding Business Day, except that, if such extension would cause the last day of such Settlement Period to occur in the next following calendar month, the last day of such Settlement Period shall occur on the next preceding Business Day; and

               (b) in the case of any Settlement Period in respect of which the Citibank Rate is computed by reference to the Base Rate, initially, the period beginning on the date of Purchase of such Receivable Interest or the last day of the immediately preceding Settlement Period, as the case may be, and ending on the last day of the period selected by the Seller pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Settlement Period and ending on the last day of the period selected by the Seller pursuant to the provisions below. The duration of each such Settlement Period shall be any period from one to and including 30 days, as shall be selected by the Seller upon written notice given by the Seller to the Agent not later than 11:00 A.M. (New York City time) on the Business Day prior to the first day of such Settlement Period (or if no such notice is given, one day); provided, however, that in the case of any such Settlement Period for any Receivable Interest which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date, such Settlement Period shall end on the Termination Date and the duration of each such Settlement Period which commences on or after the Termination Date may be any period (including, without limitation, a period of one day) as shall be selected from time to time by the Agent; and provided, further, however, that whenever the last day of any such Settlement Period would otherwise occur on a day other than a Business Day, the last day of such Settlement Period shall be extended to occur on the next succeeding Business Day.

     "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Seller or any ERISA Affiliate and no Person other than the Seller and the ERISA Affiliates or
(b) was so maintained and in respect of which the Seller or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

     "Special Receivable Interest" has the meaning specified in the definition of "Receivable Interest" contained in this Section 1.01.

     "Special Termination Date" has the meaning specified in the definition of "Receivable Interest" contained in this Section 1.01.

     "Subordinated   Note"  has  the  meaning   specified  in  the   Receivables
Contribution and Sale Agreement.

     "Taxes" has the meaning specified in Section 2.12(a).

     "Terminating  Settlement  Period"  has the  meaning  specified  in  Section
2.02(e).

     "Termination Date" means the earlier of (i) the Reinvestment Termination Date and (ii) the Commitment Termination Date.

     "Total Commitment" means $350,000,000, as such amount may be reduced from time to time pursuant to Section 2.03.

     "Transaction  Documents"  means  this  Agreement,  the  Certificates,   the
Receivables Contribution and Sale Agreement, the Parent Undertaking, the Subordinated Notes, the Lock-Box Agreements, the Consent and Agreement, the Fee Letter and the Intercreditor Agreement.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

     "Unapplied Cash and Credits" means, at any time, the aggregate amount of Collections or other cash or credits then held by or for the account of the Servicer, any Originator or the Seller in respect of the payment of Pool Receivables, but not yet applied or reinvested pursuant to Section 2.05 or applied pursuant to Section 2.06, and in the case of such Collections or other cash or credits in respect of Canadian Receivables means the Equivalent in US Dollars of the aggregate amount of such Collections or other cash or credits.

     "United States" and "U.S." each means United States of America.

     "Unused Commitment" means, with respect to any Purchaser at any time, (a) such Purchaser's Commitment at such time minus (b) that aggregate outstanding Capital of Receivable Interests paid by such Purchaser pursuant to Section 2.02 and not reduced by Collections received and distributed to such Purchaser on account of such Capital pursuant to Section 2.05 or 2.06.

     "US Dollars" and "$" each means the lawful currency of the United States.

     "Voting Interests" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

     "Weekly Report" means a report, in substantially the form of Exhibit D-2 hereto, furnished by the Servicer to the Agent for the Owners pursuant to
Section 2.07.

     "Welfare Plan" means a welfare plan, as defined in Section 3(l) of ERISA.

     "Yield" means for each Receivable Interest for any Settlement Period;


                                CR x C x ED + LF
                                      ---
                                      360
     where:

     CR = the Citibank  Rate for such  Receivable  Interest for such  Settlement
          Period;

     C  = the Capital of such Receivable Interest during such Settlement Period;

     ED = the actual number of days elapsed during such Settlement Period; and

     LF = the Liquidation Fee, if any, for such Receivable Interest for such Settlement Period.

provided that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and provided further that Yield for any Receivable Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

     SECTION 1.02. Other Terms.
     -------------------------
     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein are used herein as defined in such
Article 9.

     SECTION 1.03. Computation of Time Periods.
     -----------------------------------------
     Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".



                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES


     SECTION 2.01. Commitment.
     ------------------------
     (a) On the terms and conditions herein set forth, each Purchaser severally agrees to make Purchases (i) on the Closing Date and from time to time thereafter on any Business Day during the period from the Closing Date to the Commitment Termination Date and (ii) in an aggregate amount for such Purchaser not to exceed at any time outstanding such Purchaser's Commitment; provided, however, that no Purchaser shall be obligated to make any Purchase if, after giving effect to such Purchase, the aggregate outstanding Capital of Receivable Interests would exceed the Total Commitment. Purchases shall be made by the Purchasers simultaneously and ratably in accordance with their respective Commitments.

     (b) On the terms and conditions hereinafter set forth, the Agent on behalf of the Owners of each Receivable Interest shall have the Collections attributable to such Receivable Interest automatically reinvested pursuant to
Section 2.05 in additional undivided percentage interests in the Pool Receivables by making an appropriate adjustment of such Receivable Interest.

     SECTION 2.02. Making Purchases.
     ------------------------------
     (a) Each Purchase of a Receivable Interest by the Purchasers shall be made on notice from the Seller to the Agent, given not later than 11:00 A.M. (New York City time) (i) on the third Business Day before the date of such Purchase in the case of the Purchase of any Receivable Interest initially bearing Yield based on the Eurodollar Rate and (ii) on the Business Day of such Purchase in the case of the Purchase of any Receivable Interest initially bearing Yield based on the Base Rate. Each such notice of a proposed Purchase of a Receivable Interest (a "Notice of Purchase") shall be by telephone (confirmed promptly thereafter in writing) or facsimile, in substantially the form of Exhibit J hereto, and shall specify the requested aggregate amount of such Purchase (which shall not be less than $1,000,000) to be paid to the Seller and the requested Business Day of such Purchase. The Agent shall give each Purchaser prompt notice of such notice of such proposed Purchase, the date of such Purchase, and the amount of Capital to be paid by such Purchaser in connection with such Purchase, by telephone or telefax. On the date of such Purchase, each Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Agent its ratable share of the aggregate amount of such Purchase by deposit of such ratable share in same day funds to the Agent's Account, and, after receipt by the Agent of such funds, the Agent shall cause such funds to be made immediately available to the Seller at the Seller's Account.

     (b) Each Notice of Purchase delivered pursuant to Section 2.02(a) shall be irrevocable and binding on the Seller. The Seller shall indemnify each Purchaser against any actual loss or expense incurred by such Purchaser as a result of any failure to fulfill on or before the date of any proposed Purchase (as to which a Notice of Purchase has been given pursuant to Section 2.02(a)) the applicable conditions set forth in Article III, including, without limitation, any actual loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to fund its ratable portion of such proposed Purchase when such Purchase, as a result of such failure, is not made on such date.

     (c) Unless the Agent shall have received notice from a Purchaser prior to the date of any Purchase that such Purchaser will not make available to the Agent such Purchaser's ratable portion of such Purchase, the Agent may assume that such Purchaser has made such portion available to the Agent on the date of such Purchase in accordance with Section 2.02(a), and the Agent may, in reliance upon such assumption, make available to the Seller on such date a corresponding amount. However, if the Agent has received such notice from such Purchaser, the Agent may not make such assumption and may not make available to the Seller on such date such corresponding amount. If and to the extent that such Purchaser shall not have made such ratable portion available to the Agent, such Purchaser and the Seller severally agree to pay (to the extent not repaid by the Seller or such Purchaser, respectively) to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Seller until the date such amount is repaid to the Agent, at (i) in the case of the Seller, the Yield rate applicable to such amount and (ii) in the case of such Purchaser, the Federal Funds Rate. If such Purchaser shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Purchaser's ratable portion of such Purchase for purposes of this Agreement.

     (d) The failure of any Purchaser to make available such Purchaser's ratable portion of any Purchase shall not relieve any other Purchaser of its obligation, if any, hereunder to make available such other Purchaser's ratable portion of such Purchase on the date of such Purchase, but no Purchaser shall be responsible for the failure of any other Purchaser to make available such other Purchaser's ratable portion of such Purchase on the date of any Purchase.

     (e) Either the Seller or the Agent upon notice to and consent by the other (and upon notice by the Agent to the Purchaser) received at least three Business Days prior to the end of any Settlement Period (the "Terminating Settlement Period") for any Receivable Interest, may, effective on the last day of the Terminating Settlement Period: (i) divide any such Receivable Interest into multiple Receivable Interests, (ii) combine any such Receivable Interest with one or more other Receivable Interests that have a Settlement Period ending on the same day as such Terminating Settlement Period or (iii) combine any such Receivable Interest with a new Receivable Interest to be purchased by the Purchasers on the day such Terminating Settlement Period ends.

     SECTION 2.03. Termination or Reduction of the Commitments.
     ---------------------------------------------------------
     The Seller may, upon at least five Business Days' notice to the Agent, terminate in whole or reduce in part, the unused portions of the Commitments of the Purchasers; provided, however, that for purposes of this Section 2.03, the unused portions of the Commitments of the Purchasers shall be computed as the excess of (i) the aggregate of the Commitments of the Purchasers immediately prior to giving effect to such termination or reduction over (ii) the aggregate Capital of Receivable Interests outstanding at the time of such computation; and provided, further, that each such partial reduction of the unused portions of the Commitments (i) shall be in an amount equal to $1,000,000 or an integral multiple thereof, (ii) shall be made ratably among the Purchasers in accordance with their respective Commitments and (iii) shall reduce the Total Commitment in an amount equal to each such reduction.

     SECTION 2.04. Receivable Interest.
     ---------------------------------
     Each Receivable Interest shall be initially computed as of the opening of business of the Servicer on the date of Purchase of such Receivable Interest. Thereafter until the Termination Date, such Receivable Interest shall be automatically recomputed as of the close of business of the Servicer on each day (other than a Liquidation Day). Such Receivable Interest shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made. Each Receivable Interest other than any Special Receivable Interest, as computed as of the day immediately preceding the Termination Date, shall remain constant at all times on and after the Termination Date; and any Special Receivable Interest, as computed as of any Special Termination Date, shall remain constant (at 100%) at all times on and after such Special Termination Date. Such Receivable Interest shall become zero at such time as the Owners of such Receivable Interest shall have received the accrued Yield for such Receivable Interest, shall have recovered the Capital of such Receivable Interest, and shall have received payment of all other amounts payable by the Seller to such Owners, and the Servicer shall have received the accrued Servicer Fee for such Receivable Interest.

     SECTION 2.05. Non-Liquidation Settlement Procedures.
     ---------------------------------------------------
     (a) On each day (other than a Liquidation Day or a Provisional  Liquidation
Day) during each Settlement Period for each Receivable Interest, the Servicer shall: (i) out of Collections of Pool Receivables attributable to such Receivable Interest received on such day, in the case of any such Collections denominated in Canadian Dollars, convert such Collections into US Dollars to the extent necessary to comply with this Section 2.05 and, in the case of all such Collections, set aside and hold in trust for the Owners of such Receivable Interest an amount in US Dollars equal to the sum of (A) the Yield and Servicer Fee accrued through such day for such Receivable Interest and not so previously set aside, (B) that amount, if any, which would be required to reduce the Capital of such Receivable Interest so that, together with similar and ratable reductions of Capital of all other Receivable Interests, the undivided percentage interest of all Receivable Interests would not, after giving effect to the Collections of Pool Receivables and the addition of new Pool Receivables on such day and the resulting recomputation of such Receivable Interests pursuant to Section 2.04 as of the end of such day, exceed the Receivable Interest Percent then in effect, and (C) the aggregate of any other amounts then accrued or owed hereunder by the Seller to such Owners and not so previously set aside and (ii) reinvest the remainder of such Collections, for the benefit of such Owners, by recomputation of such Receivable Interest pursuant to Section
2.04 as of the end of such day and the payment of such remainder to the Seller; provided, however, that, to the extent that the Agent or any Owner shall be required for any reason to pay over any amount of Collections which shall have been previously reinvested for the account of such Owners pursuant hereto, such amount shall be deemed not to have been so applied but rather to have been retained by the Seller and paid over for the account of such Owners and, notwithstanding any provision hereof to the contrary, such Owners shall have a claim for such amount.

     (b) On each Daily Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Agent's Account for the account of the Owners of such Receivable Interest the amounts set aside as described in clause (i)(B) of Section 2.05(a). Upon receipt of such funds by the Agent, the Agent shall distribute them to the Owners of such Receivable Interest in reduction of the Capital of such Receivable Interest in the amount referred to in such clause (i)(B).

     (c) On the Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Agent's Account for the account of the Owners of such Receivable Interest the amounts set aside as described in clause (i) of the first sentence of Section 2.05(a) to the extent not already deposited pursuant to Section 2.05(b). Upon receipt of such funds by the Agent, the Agent shall distribute them (x) to the Owners of such Receivable Interest
(I) in payment of the accrued Yield for such Receivable Interest, (II) in reduction of the Capital of such Receivable Interest in the amount referred to in clause (i)(B) of Section 2.05(a), and (III) in payment of any other amounts then owed by the Seller hereunder to such Owners and (y) to the Servicer in payment of the accrued Servicer Fee payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Agent to distribute funds in payment in full of the aforementioned amounts, the Agent shall distribute funds, first, in payment of the accrued Yield for such Receivable Interest, second, in reduction of the Capital of such Receivable Interest in the amount referred to in clause (i)(B) of Section 2.05(a), third, in payment of any other amounts owed by the Seller hereunder to such Owners, and fourth, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest; provided, however, that on and after the date on which the Agent shall designate as Servicer any Person other than Crown (USA) or any of its Affiliates pursuant to Section 6.01, the Agent shall distribute funds, first, in payment of the accrued Yield for such Receivable Interest, second, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest, third, in reduction of the Capital of such Receivable Interest in the amount referred to in clause (i)(B) of Section 2.05(a), and fourth, in payment of any other amounts owed by the Seller hereunder to such Owners.

     SECTION 2.06. Liquidation Settlement Procedures.
     -----------------------------------------------
     On each Liquidation Day and on each Provisional Liquidation Day during each Settlement Period for each Receivable Interest (including, without limitation, the Special Receivable Interest), the Servicer shall, in the case of any such Collections denominated in Canadian Dollars, convert such Collections into US Dollars to the extent necessary to comply with this Section 2.06 and, in the case of all such Collections, set aside and hold in trust in US Dollars for the Owners of such Receivable Interest the Collections of Pool Receivables attributable to such Receivable Interest received on such day. On the Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Agent's Account for the account of the Owners of such Receivable Interest the amounts in US Dollars set aside pursuant to the preceding sentence but not to exceed the sum of (i) the accrued Yield for such Receivable Interest,
(ii) the Capital of such Receivable Interest, (iii) the accrued Servicer Fee payable with respect to such Receivable Interest and (iv) the aggregate amount of other amounts owed hereunder by the Seller to the Owners of such Receivable Interest. Any amounts set aside pursuant to the first sentence of this Section
2.06 and not required to be deposited to the Agent's Account pursuant to the preceding sentence shall be paid to the Seller by the Servicer; provided, however, that if amounts are set aside pursuant to the first sentence of this
Section 2.06 on any Provisional Liquidation Day which is subsequently determined not to be a Liquidation Day, such amounts shall be applied pursuant to Section 2.05(a) on the day of such subsequent determination. Upon receipt of funds deposited to the Agent's Account pursuant to the second sentence of this Section 2.06, the Agent shall distribute them (A) to the Owners of such Receivable Interest (x) in payment of the accrued Yield for such Receivable Interest, (y) in reduction (to zero) of the Capital of such Receivable Interest and (z) in payment of any other amounts owed by the Seller hereunder to such Owners and (B) to the Servicer in payment of the accrued Servicer Fee payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Agent to distribute funds in payment in full of the aforementioned amounts, the Agent shall distribute funds, first, in payment of the accrued Yield for such Receivable Interest, second, in reduction of Capital of such Receivable Interest, third, in payment of other amounts payable to such Owners, and fourth, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest; provided, however, that on and after the date on which the Agent shall designate as Servicer any Person other than Crown (USA) or any of its Affiliates pursuant to Section 6.01, the Agent shall distribute funds, first, in payment of the accrued Yield for such Receivable Interest, second, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest, third, in reduction of the Capital of such Receivable Interest, and fourth, in payment of other amounts payable to such Owners.

     SECTION 2.07. General Settlement Procedures.
     -------------------------------------------
     (a) If on any day the  Outstanding  Balance of a Pool  Receivable is either
(i) reduced as a result of any defective, rejected or returned goods or services, any discount, or any adjustment by the Seller or any Originator, or
(ii) reduced or cancelled as a result of a setoff in respect of any claim by the Obligor thereof against the Seller or any Originator (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation (in the case of any such Receivable that is a Canadian Receivable, in the amount of the Equivalent in US Dollars of such reduction or cancellation) and shall make the payment required to be made by it in connection with such Collection on the day required by, and otherwise pursuant to, Section 5.01(g). If on any day any of the representations or warranties in Section 4.01(g) is no longer true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection in full of such Pool Receivable (in the case of any such Pool Receivable that is a Canadian Receivable, a Collection in full of the Equivalent in US Dollars of such Pool Receivable) and shall make the payment required to be made by it in connection with such Collection on the day required by, and otherwise pursuant to, Section 5.01(g). In addition, the Seller shall be deemed to have received as a Collection on the day of conversion of any Collections denominated in Canadian Dollars into US Dollars an amount equal to the amount (if any) by which the Equivalent in US Dollars of such Collections exceeds the amount of US Dollars realized on such conversion and shall make the payment required to be made by it in connection with such Collection on the day required by, and otherwise pursuant to, Section 5.01(g). Except as stated in the preceding sentences of this Section 2.07 or as otherwise required by law or the underlying Contract, all Collections received from an Obligor of any Receivable shall be applied to Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, except if payment is designated by such Obligor for application to specific Receivables.

     (b) On or prior to the eighth Business Day of each calendar month, the Servicer shall prepare and furnish to the Agent for each Owner of a Receivable Interest (i) a Seller Report (which will include, without limitation, a Pool Receivable roll forward analysis and a rate for the exchange of Canadian Dollars into US Dollars which shall be determined by the Seller in good faith having regard to the quoted spot rate at which the Agent's principal office in New York City offers to exchange US Dollars for Canadian Dollars in New York City prior to 4:00 p.m. (New York City time) one Business Day before the date of such Seller Report), relating to each Receivable Interest, as of the close of business of the Servicer on the last day of the immediately preceding calendar month, (ii) a listing of the ten Obligors owing greatest amount of Pool Receivables, (iii) a listing by Obligor of all Pool Receivables, together with an analysis as to the aging of such Receivables, as of such last day, (iv) a report, relating to each Obligor which shall owe Pool Receivables of $15,000,000 (or the Equivalent in Canadian Dollars) or more in the aggregate within the immediately preceding 12-month period, setting forth (A) the name of such Obligor, (B) the balance of the Pool Receivables owing by such Obligor as of such date, (C) the ratings, if any, of such Obligor's long-term public senior unsecured and unguaranteed debt securities by S&P and Moody's and (D) a summary of credit terms applicable to such Pool Receivables under the applicable Contract, and (v) such other information as shall be reasonably requested from time to time by the Agent. On or prior to the day the Servicer is required to make a deposit with respect to a Settlement Period pursuant to Section 2.05 or 2.06, the Servicer will advise the Agent of each Liquidation Day, each Provisional Liquidation Day and each Daily Settlement Date occurring during such Settlement Period and of the allocation of the amount of such deposit to each outstanding Receivable Interest; provided, however, that, if Crown (USA) is not the Servicer, Crown (USA) shall advise the Servicer of the occurrence of each such Liquidation Day, each Provisional Liquidation Day and each Daily Settlement Date occurring during such Settlement Period on or prior to such day.

     (c) On the second Business Day of each week, by no later than 12:00 noon (New York City time), the Servicer shall prepare and furnish to the Agent for the Owners a Weekly Report relating to the Receivable Interests as at the end of the last Business Day of the immediately preceding week; provided, however, that the Servicer shall not be required to furnish to the Agent a Weekly Report under this Section 2.07(c) during those periods of time in which the Net Receivables Pool Balance shall exceed the Required Net Receivables Pool Balance by more than $40,000,000.

     (d) On each Business Day by no later than 11:00 a.m. (New York City time), the Servicer shall prepare and furnish to the Agent for the Owners a Daily Report, stating (i) the aggregate amount of the Net Receivables Pool Balance as of the end of the immediately preceding Business Day, in such detail as shall be satisfactory to the Agent, (ii) the aggregate amount of the Collections from the Pool Receivables received by or on behalf of the Servicer as of the end of the immediately preceding Business Day, in such detail as shall be satisfactory to the Agent, (iii) the aggregate of sales and billings of each Originator as of the end of the immediately preceding Business Day, and (iv) such other information as shall be specified from time to time by the Agent.

     SECTION 2.08. Payments and Computations, Etc.
     --------------------------------------------
     (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York City time) on the day when due in US Dollars in same day funds to the Agent's Account. The Agent shall promptly thereafter cause to be distributed (i) like funds relating to the payment out of Collections in respect of Capital, Yield, Servicer Fee or other amounts payable out of Collections, to the Owners (ratably in accordance with their respective interests) and the Servicer in accordance with the provisions of Section 2.05 or 2.06, as applicable, and (ii) like funds relating to the payment by the Seller of fees and other amounts payable by the Seller hereunder, to the parties hereto for whose benefit such funds were paid (and if such funds are insufficient, such distribution shall be made ratably in accordance with the respective amounts thereof). Upon the Agent's acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 9.03(c), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder in respect of the interest assigned thereby to the assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

     (b) The Seller shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder (except for those amounts with respect to which Yield accrues) at 3.50% per annum above the Base Rate in effect from time to time, payable on demand, provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be for the account of, and distributed by the Agent to, the applicable Owners ratably in accordance with their respective interests in such overdue amount.

     (c) All computations of interest and all computations of Yield, Commitment Fee and other per annum fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

     (d) The Seller hereby authorizes each Owner, if and to the extent payment owed by the Seller to such Owner is not made to the Agent when due hereunder, to charge from time to time against any or all of the Seller's accounts with such Owner any amount so due.

     (e) Unless the Agent shall have received notice from the Servicer or the Seller prior to the date on which any payment is due to the Owners hereunder that the Servicer or the Seller, as the case may be, will not make such payment in full, the Agent may assume that the Servicer or the Seller, as the case may be, has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Owner on such due date an amount equal to the amount then due such Owner. If and to the extent the Servicer or the Seller, as the case may be, shall not have so made such payment in full to the Agent, each Owner shall repay to the Agent forthwith on demand such amount distributed to such Owner together with interest thereon, for each day from the date such amount is distributed to such Owner until the date such Owner repays such amount to the Agent, at the Federal Funds Rate.

     SECTION 2.09. Fees.
     ------------------

     (a) The Seller shall pay to the Agent such fees as are set forth in the Fee Letter.

     (b) The Owners shall pay to the Servicer a fee (the "Servicer Fee") of 1/4 of 1% per annum on the average daily amount of Capital of each Receivable Interest owned by such Owners, from the date of the initial Purchase hereunder until the later of the Commitment Termination Date or the date on which such Capital is reduced to zero, payable on the Settlement Date for each Settlement Period for such Receivable Interest; provided, however, that, upon three Business Days' notice to the Agent, the Servicer (if not Crown (USA)) may elect to be paid, as such fee, another percentage per annum on the average daily amount of Capital of each such Receivable Interest, but in no event in excess of 110% of the costs and expenses referred to in Section 6.02(c); and provided further that such fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Sections 2.05 and 2.06.

     (c) The Seller shall pay to the Agent for the account of each Purchaser, a commitment fee (a "Commitment Fee") of 1/2 of 1% per annum on the average daily Unused Commitment of such Purchaser, from the date of the Existing Receivables Purchase Agreement in the case of Citibank, as Initial Purchaser, from the Effective Date in the case of each other Initial Purchaser and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Purchaser in the case of each other Purchaser until the Commitment Termination Date, payable on the Settlement Date for each Settlement Period.

     SECTION 2.10. Increased Costs.
     -----------------------------
     If, due to either (a) a change after the date hereof in Regulation D of the Board of Governors of the Federal Reserve System (to the extent any cost incurred pursuant to such regulation is not included in the calculation of Eurodollar Rate), (b) the introduction of or any change after the date hereof in or in the interpretation of any law or regulation (other than any law or regulation relating to taxes, as to which Section 2.12 shall govern) or (c) the compliance with any guideline or request issued or made after the date hereof from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to (or, in the case of Regulation D of the Board of Governors of the Federal Reserve System, there shall be imposed a cost on) any Indemnified Party of agreeing to make or making any Purchase or purchasing or maintaining any Receivable Interest or any interest therein hereunder, then the Seller shall from time to time, upon demand and delivery to the Seller of the certificate referred to in the last sentence of this Section 2.10 by such Indemnified Party (or by the Agent for the account of such Indemnified Party) (with a copy of such demand and certificate to the Agent), pay to the Agent for the account of such Indemnified Party additional amounts sufficient to compensate such Indemnified Party for such increased or imposed cost. Each Indemnified Party hereto agrees to use reasonable efforts promptly to notify the Seller of any event referred to in clause (a), (b) or (c) above, provided that the failure to give such notice shall not affect the rights of any Indemnified Party under this Section 2.10. Each Indemnified Party agrees that it shall use reasonable efforts to designate another applicable office of such Indemnified Party to hold its interest in any Receivable Interest if the amounts payable to it under this Section 2.10 would thereby be reduced and if the making, funding or maintenance of its interest in such Receivable Interest through such other applicable office would not otherwise adversely affect such interest or such Indemnified Party. A certificate in reasonable detail as to the basis for and the amount of such increased cost, submitted to the Seller and the Agent by such Indemnified Party (or by the Agent for the account of such Indemnified Party) shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.11. Increased Capital.
     -------------------------------
     If any Indemnified Party determines that either the introduction of or any change in or in the interpretation of any law or regulation after the date hereof or the compliance with any guideline or request issued or made after the date hereof from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Indemnified Party or any corporation controlling such Indemnified Party and that the amount of such capital is increased by or based upon the existence of such Indemnified Party's commitment, if any, to purchase any Receivable Interest or any interest therein, or to maintain such Receivable Interest or interest, hereunder, then, upon demand and delivery to the Seller of the certificate referred to in the last sentence of this Section 2.11 by such Indemnified Party (or by the Agent for the account of such Indemnified Party) (with a copy of such demand and certificate to the Agent) the Seller shall pay to the Agent for the account of such Indemnified Party from time to time, as specified by such Indemnified Party, additional amounts sufficient to compensate such Indemnified Party or such corporation in the light of such circumstances, to the extent that such Indemnified Party reasonably determines such increase in capital to be allocable to the existence of any such commitment. Each Indemnified Party hereto agrees to use reasonable efforts promptly to notify the Seller of any event referred to in the first sentence of this Section 2.11, provided that the failure to give such notice shall not affect the rights of any Indemnified Party under this Section
2.11. A certificate in reasonable detail as to the basis for, and the amount of, such compensation submitted to the Seller and the Agent by such Indemnified Party (or by the Agent for the account of such Indemnified Party) shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.12. Taxes.
     -------------------
     (a) Any and all payments by the Seller hereunder or deposits from Collections hereunder shall be made, in accordance with Section 2.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Indemnified Party, (i) taxes that are imposed on its overall net income by the United States and (ii) taxes that are imposed on its overall net income, assets or net worth (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Indemnified Party is organized or qualified to do business or in which such Indemnified Party holds any asset in connection with this Agreement or, in each case, any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or deposits from Collections hereunder being hereinafter referred to as "Taxes"). If the Seller or the Servicer or the Agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or deposit from Collections hereunder to any Indemnified Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller or the Servicer or the Agent shall make such deductions and (iii) the Seller or the Servicer or the Agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, the Seller shall pay any present or future sales, stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or deposit from Collections hereunder or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement, the Certificate, the Receivables Contribution and Sale Agreement, the Consent and Agreement or the Fee Letter (hereinafter referred to as "Other Taxes").

     (c) The Seller shall indemnify each Indemnified Party for and hold it harmless against the full amount of Taxes and Other Taxes (including, without limitation, taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12) imposed on or paid by such Indemnified Party and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto whether or not such Taxes or other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Indemnified Party makes written demand therefor (with a copy to the Agent).

     (d) Within 30 days after the date of any payment of Taxes, the Seller shall furnish to the Agent, at its address referred to in Section 11.02, the original or a certified copy of a receipt evidencing such payment.

     (e) Each Owner organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Purchaser, and on the date of the Assignment or the Assignment and Acceptance pursuant to which it became an Owner in the case of each other Owner, and from time to time thereafter as requested in writing by the Seller (but only so long thereafter as such Owner remains lawfully able to do so), provide each of the Agent and the Seller with two original Internal Revenue Service forms W-8ECI or W-8BEN, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Owner is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement. If the forms provided by an Owner at the time such Owner first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Owner provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that if, at the effective date of the Assignment or the Assignment and Acceptance pursuant to which an Assignee becomes an Owner hereunder, the Owner assignor was entitled to payments under subsection (a) of this Section 2.12 in respect of United States withholding tax with respect to amounts paid hereunder at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to such Assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8ECI or W-8BEN, that the Owner reasonably considers to be confidential, the Owner shall give notice thereof to the Seller and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which an Owner has failed to provide the Seller with the appropriate form described in subsection (e) of this Section
2.12 (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) of this Section 2.12), such Owner shall not be entitled to indemnification under subsection (a) or (c) of this
Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should an Owner become subject to Taxes because of its failure to deliver a form required hereunder, the Seller shall take such steps as such Owner shall reasonably request to assist such Owner (at such Owner's expense) to recover such Taxes.

     SECTION 2.13. Sharing of Payments, Etc.
     --------------------------------------
     If any Purchaser shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of the Purchases made by it (other than with respect to payments due to such Purchaser pursuant to Section 2.10, 2.11 or 2.12) in excess of its ratable share of payments on account of the Purchases obtained by all the Purchasers, such Purchaser shall forthwith purchase from the other Purchasers such interests in the Receivable Interests purchased by them as shall be necessary to cause such Purchaser to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such Purchaser, such purchase from each other Purchaser shall be rescinded and such other Purchaser shall repay to the Purchaser the purchase price to the extent of such recovery together with an amount equal to such other Purchaser's ratable share (according to the proportion of (i) the amount of such other Purchaser's required repayment to (ii) the total amount so recovered from the Purchaser) of any interest or other amount paid or payable by the Purchaser in respect of the total amount so recovered. The Seller agrees that any Purchaser so purchasing an interest in Receivable Interests from another Purchaser pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest in Receivable Interests as fully as if such Purchaser were the direct creditor of the Seller in the amount of such interest in Receivable Interests.

                                  ARTICLE III

                             CONDITIONS OF PURCHASES

     SECTION 3.01. Condition Precedent to Initial Purchase.
     -----------------------------------------------------
     The initial Purchase by each Purchaser under the Existing Receivables Purchase Agreement is subject to the satisfaction of the following conditions precedent:

     (a) The Agent shall have received all fees and expenses required to be paid on the date of such Purchase pursuant to the terms of this Agreement and the Fee Letter.

     (b) The Agent shall have received on or before the date of such Purchase the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent:

          (i) The Certificate for the Purchaser;

          (ii) The Receivables Contribution and Sale Agreement, duly executed by the Seller and each Originator, together with:

               (A) Proper financing statements naming each Originator as debtor, the Seller as secured party and Citibank, as Agent, as assignee, to be filed under the UCC of all jurisdictions that the Agent may deem necessary in order to perfect the Seller's interests created or purported to be created by the Receivables Contribution and Sale Agreement;

               (B) Proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Related Security, Collections or Contracts previously granted by any Originator;

               (C) Completed requests for information, dated on or a date reasonably near to the date of the initial Purchase, listing all effective financing statements which name each Originator (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (ii)(A) above, together with copies of such financing statements (none of which, except those filed pursuant to clause
               (ii)(A) above, shall cover any Receivables, Related Security, Collections or Contracts);

               (D) The Consent and Agreement, duly executed by the Seller and each Originator; and

               (E) The Subordinated Notes, in substantially the form of Exhibit B to the Receivables Contribution and Sale Agreement, payable to the order of the Originators, respectively, and duly executed by the Seller.

          (iii) Parent Undertaking, duly executed by the Parent.

          (iv) Certified copies of the charter and by-laws, as amended, of the Seller, each Originator and the Parent, respectively.

          (v) Good standing certificates issued by the Secretary of State of the jurisdiction of incorporation of the Seller, each Originator and the Parent, with respect to the Seller, such Originator and the Parent, respectively.

          (vi) Certified copies of the resolutions of the Board of Directors of each of (A) the Seller approving the Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby and thereby, (B) each Originator approving the Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby and thereby and (C) the Parent approving the Parent Undertaking.

          (vii) A certificate of the Secretary or Assistant Secretary of each of
          (A) the Seller certifying the names and true signatures of the officers of the Seller authorized to sign the Transaction Documents and the other documents to be delivered by it hereunder, (B) each Originator certifying the names and true signatures of the officers of each Originator authorized to sign the Transaction Documents and the other documents to be delivered by it hereunder and (C) the Parent certifying the names and true signatures of the officers of the Parent authorized to sign the Parent Undertaking and the other documents to be delivered by it hereunder.

          (viii) Proper financing statements naming the Seller as debtor and Citibank, as Agent, as secured party, to be filed under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the ownership interests created or purported to be created hereby and by the Certificates.

          (ix) Proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts, Related Security or Collections previously granted by the Seller.

          (x) Completed requests for information, dated on or a date reasonably near to the date of the initial Purchase, listing all effective financing statements filed in the jurisdictions referred to in subsection (b)(viii) above that name the Seller as debtor, together with copies of such other financing statements (none of which, except those filed pursuant to subsection (b)(viii) above, shall cover any Receivables, Contracts, Related Security or Collections.

          (xi) Favorable opinions of (A) Dechert, counsel to the Seller, each Originator and the Parent, in substantially the form of Exhibit H-1 hereto and as to such other matters as the Agent may reasonably request, (B) William T. Gallagher, Vice President, Secretary and General Counsel of the Parent, in substantially the form of Exhibit H-2 hereto and as to such other matters as the Agent may reasonably request, and (C) Dechert, counsel to each Originator and the Seller, in substantially the form of Exhibit H-3 and as to such other matters as the Agent may reasonably request, including (1) a "true sale" opinion with respect to the sale of Receivable Assets under and as defined in the Receivables Contribution and Sale Agreement from each Originator to the Seller and (2) an opinion with respect to the non-substantive consolidation of the Seller with each Originator or any of its Affiliates in a case under the U.S. Bankruptcy Code.

          (xii) A favorable opinion of Shearman & Sterling, counsel to the Agent, as the Agent may reasonably request.

          (xiii) A Lock-Box Agreement with each Lock-Box Bank, executed by such Lock-Box Bank and the Seller or an Originator, as applicable.

          (xiv) A business plan of the Parent prepared by the chief financial officer of the Parent.

          (xv) A term sheet setting forth, among other things, the amounts, parties, terms and conditions of the restructuring of the Existing Credit Facilities.

     SECTION 3.02. Conditions Precedent to All Purchases and Reinvestments.
     ---------------------------------------------------------------------
     Each Purchase (including the initial Purchase by each Purchaser and the Purchase referred to in Section 3.03) hereunder and the right of the Servicer to reinvest in Pool Receivables those Collections attributable to a Receivable Interest pursuant to Section 2.05 shall be subject to the further conditions precedent that (a) with respect to any such Purchase, on or prior to the date of such Purchase, the Servicer shall have delivered to the Agent, in form and substance satisfactory to the Agent, (i) a completed Seller Report, dated within 30 days prior to the date of such Purchase, together with a listing by Obligor of all Pool Receivables, (ii) a completed Weekly Report effective as of the end of the last Business Day of the then immediately preceding week, (iii) a completed Daily Report effective as of the end of the immediately preceding Business Day, and (iv) such additional information as may be reasonably requested by the Agent, and (b) on the date of such Purchase or reinvestment the following statements shall be true (and the acceptance by the Seller of the proceeds of such Purchase or reinvestment shall constitute a representation and warranty by the Seller that on the date of such Purchase or reinvestment such statements are true):

          (i) The representations and warranties contained in Section 4.01 of this Agreement, in Section 3.01 of the Receivables Contribution and Sale Agreement and in Section 5 of the Parent Undertaking are correct in all material respects on and as of the date of such Purchase or reinvestment, before and after giving effect to such Purchase or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations and warranties that, by their terms, refer to a specific date other than the date of said Purchase or reinvestment, in which case as of such dates; and

          (ii) No event has occurred and is continuing, or would result from such Purchase or reinvestment or from the application of the proceeds therefrom, which constitutes an Event of Termination or a Potential Event of Termination.

and (c) the Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

     SECTION 3.03. Conditions Precedent to the Effectiveness of this Agreement.
     -------------------------------------------------------------------------
     This Agreement, as it shall amend and restate the Existing Receivables Purchase Agreement, shall become effective when and only when, the parties hereto shall have executed counterparts of this Agreement pursuant to Section
11.08 and the following conditions precedent are satisfied:

     (a) The Agent shall have received on or before the Effective Date the following, each (unless otherwise indicated) dated the Effective Date, in form and substance satisfactory to the Agent:

          (i) The Certificate for the Purchasers, in exchange for the existing Certificate delivered pursuant to Section 3.01 (b)(i), which the Agent will cancel;

          (ii) The Receivables Contribution and Sale Agreement dated as of May 7, 2001, duly executed by the Seller and each Originator, together with:

               (A) Executed financing statements naming the Canadian Originator as debtor, the Seller as secured party and Citibank, as Agent, as assignee, to be filed under the PPSA, in each case, in order to perfect the Seller's interests created or purported to be created by the Receivables Contribution and Sale Agreement; (B) Proper financing change statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Related Security, Collections or Contracts previously granted by the Canadian Originator;

               (C) Completed requests for information, dated on or a date reasonably near to the date of such Purchase, listing all effective financing statements which name the Canadian Originator (under its present name and any previous name) as debtor and which are filed under the PPSA, together with copies of such financing statements (none of which, except those filed pursuant to clause (ii)(A) above, shall cover any Receivables, Related Security, Collections or Contracts);

               (D) The Consent and Agreements dated as of May 7, 2001, duly executed by the Seller and each Originator; and

               (E) A Subordinated Note dated as of May 7, 2001, in substantially the form of Exhibit B to the Receivables Contribution and Sale Agreement, payable to the order of the Canadian Originator, and duly executed by the Seller;

          (iii) Parent Undertaking, dated as of May 7, 2001, duly executed by the Parent; (iv) Certified copies of the articles and by-laws, as amended, of the Canadian Originator;

          (v) Certificate of status issued by the Ministry of Consumer and Business Services in the Province of Ontario, with respect to the Canadian Originator;

          (vi) Certified copies of the resolutions of the Board of Directors of the Canadian Originator approving the Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby and thereby;

          (vii) A certificate of the Secretary or Assistant Secretary of each of
          (A) the Seller, the Parent and each Originator (other than the Canadian Originator) certifying that the matters set forth in the certificate of Secretary of the Seller, the Parent or such Originator delivered on the Closing Date in respect of the Existing Receivables Purchase Agreement remain true and correct as of the date hereof and that there has been no amendment to the Charter or By-Laws of the Seller, the Parent or such Originator since the Closing Date, and (B) the Canadian Originator certifying the names and true signatures of the officers of the Canadian Originator authorized to sign the Transaction Documents and the other documents to be delivered by it hereunder;

          (viii) Executed UCC-2 or UCC-3 amendments to existing filed financing statements relating to the Receivables Purchase Agreement amending such financing statements to reflect the changes being made in the amended and restated Receivable Purchase Agreement in order to perfect the ownership interests created or purported to be created hereby and by the Certificate;

          (ix) Favorable opinions of (A) Dechert, counsel to the Seller, each Originator and the Parent, in substantially the form of Exhibit H-1 hereto and as to such other matters as the Agent may reasonably request, (B) Stikeman Elliott, Canadian counsel to the Canadian Originator in substantially the form of Exhibit H-4 hereto and as to such other matters as the Agent may reasonably request, (C) William T. Gallagher, Vice President, Secretary and General Counsel of the Parent, in substantially the form of Exhibit H-2 hereto and as to such other matters as the Agent may reasonably request, and (D) Dechert, counsel to each Originator and the Seller, in substantially the form of Exhibit H-3 and as to such other matters as the Agent may reasonably request, including (1) a "true sale" opinion with respect to the sale of Receivable Assets under and as defined in the Receivables Contribution and Sale Agreement from each Originator to the Seller and (2) an opinion with respect to the non-substantive consolidation of the Seller with each Originator or any of its Affiliates in a case under the U.S. Bankruptcy Code; and

          (x) A Lock-Box Agreement with each Lock-Box Bank at which a Lock-Box Account is maintained by the Canadian Originator, executed by such Lock-Box Bank and the Canadian Originator;

     (b) The Agent shall have received on or before the Effective Date either those consents (in writing) to the execution, delivery and performance by the parities hereto of this Agreement which are required under the Intercreditor Agreement or a written agreement by the Bank Agent (as defined in the Intercreditor Agreement) addressed to the Agent to the effect that no such consents are required under the Intercreditor Agreement.

     (c) The Agent shall have received the payment in full of all fees and other amounts payable by the Seller on the execution and delivery of this Agreement and/or on the Effective Date.

     (d) Each Initial Purchaser other than Citibank shall have paid to the Agent's Account for the account of Citibank, and Citibank shall have received from such Initial Purchaser, an amount equal to such Initial Purchaser's Initial Capital pursuant to, and in accordance with Section 9.02(b).


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.01. Representations and Warranties of the Seller.
     ----------------------------------------------------------
     The Seller represents and warrants as follows:


     (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, except to the extent that any failure to be so qualified or in good standing as a foreign entity could not reasonably be expected to have a material adverse effect upon (i) the financial condition or operations of the Seller or
(ii) the ability of the Seller to perform its obligations under this Agreement or any other Transaction Document to which the Seller is a party. The Seller has no subsidiaries. All of the outstanding shares of stock of the Seller are owned by the Parent, one or more direct or indirect wholly-owned subsidiaries of the Parent, or a corporation owned directly or indirectly by the stockholders of the Parent in substantially the same proportions as their ownership of stock of the Parent.

     (b) The execution, delivery and performance by the Seller of the Transaction Documents to which it is a party and the other documents delivered by it hereunder, and the transactions contemplated hereby and thereby, including the Seller's use of the proceeds of Purchases and reinvestments, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, do not (i) contravene the Seller's charter or by-laws, (ii) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or (iii) breach or result in a default under, or result in the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Seller under, or result in or require the creation of any lien upon or security interest in any property of the Seller pursuant to the terms of, any Contract or any other agreement or instrument (other than any Transaction Document) binding on or affecting the Seller or any of its properties.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any Transaction Document to which it is a party or any other agreement or document delivered hereunder or for the perfection of or the exercise by any Indemnified Party of its rights and remedies under the Transaction Documents and such other agreements or documents, except for the filings of the financing statements referred to in Article III.

     (d) This Agreement has been, and each other Transaction Document to which the Seller is a party when delivered will have been, duly executed and delivered by the Seller. This Agreement is, and the other Transaction Documents to which the Seller is or will be a party when delivered hereunder will be, the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles.

     (e) There is no pending or, to the knowledge of the Seller, threatened action or proceeding affecting the Seller before any court, governmental agency or arbitrator which could reasonably be expected to materially adversely affect
(i) the financial condition or operations of the Seller or (ii) the ability of the Seller to perform its obligations under this Agreement or any other Transaction Document to which the Seller is a party, or which purports to affect the legality, validity or enforceability of any Transaction Document.

     (f) No proceeds of any Purchase or reinvestment will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

     (g) Immediately prior to the time of the initial creation of an interest hereunder in any Pool Receivable and each Purchase, the Seller is the legal and beneficial owner of the Pool Receivables and Related Security with respect thereto, in each case free and clear of any Adverse Claim. Upon each Purchase or reinvestment, the Seller shall transfer to the Owner making such Purchase or reinvestment (and such Owner shall acquire) a valid undivided percentage ownership interest or security interest to the extent of the pertinent Receivable Interest in each Pool Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, which ownership interest or security interest shall be a perfected first priority ownership interest or security interest upon the filing of the financing statements referred to in Section 3.01(b)(viii). No effective financing statement or other instrument similarly in effect covering any Contract or any Pool Receivable or Related Security or Collections with respect thereto is on file in any recording office, except those filed in favor of the Agent relating to this Agreement or in favor of the Seller and the Agent relating to the Receivables Contribution and Sale Agreement.

     (h) Each Seller Report, Weekly Report and Daily Report (if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or any Affiliate thereof), information, exhibit, financial statement, or other report or document furnished or to be furnished at any time by or on behalf of the Seller to the Agent or any Owner in connection with this Agreement is and will be accurate in all material respects as of its date or as of the date so furnished, and no such report or document contains, or will contain, as of its date of delivery or the date so furnished, any untrue statement of a material fact or omits to state, or will omit to state, as of its date of delivery or the date so furnished, a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

     (i) The principal place of business and chief executive office of the Seller, and the office where the Seller keeps its Records concerning the Pool Receivables, are located at the address specified in Schedule III hereto (or, by notice to the Agent in accordance with Section 5.01(c), at such other locations in jurisdictions, within the United States, where all actions required by
Section 6.05(a) have been taken and completed).

     (j) The names and addresses of all the Lock-Box Banks, together with the lock-box numbers related to, and the account numbers and owners (the Seller or any Originator) of, the Lock-Box Accounts at such Lock-Box Banks, are specified in Schedule I hereto (or such other Lock-Box Banks and/or such other Lock-Box Accounts as have been notified to the Agent in accordance with Section 5.03(d)).

     (k) Since the date of its formation, the Seller has not engaged in any activity other than that contemplated by the Transaction Documents or entered into any commitment or incurred any Debt other than pursuant to, or as permitted under, the Transaction Documents.

     (l) The Seller has not maintained, contributed to or incurred or assumed any obligation with respect to any Plan, Multiemployer Plan or Welfare Plan.

     (m) The Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Pool Receivable or the Collections with respect thereto to any Person other than as contemplated by this Agreement or that has been released by the Agent from the Receivables Pool.

     (n) The Seller has complied with the Credit and Collection Policy in all material respects and since the date of this Agreement there has been no change in the Credit and Collection Policy except as permitted hereunder.

     (o) The Seller has not extended or modified the terms of any Pool Receivable or the Contract under which any such Pool Receivable arose, except in accordance with the Credit and Collection Policy.

     (p) Except under the Lock-Box Agreements, the Seller has not granted any Person dominion or control of any Lock-Box Account, or the right to take dominion or control over any Lock-Box Account at a future time or upon the occurrence of a future event.

     (q) With respect to each transfer to it of any Pool Receivables, the Seller has either (i) purchased such Pool Receivables from any Originator in exchange for payment (made by the Seller to an Originator in accordance with the provisions of the Receivables Contribution and Sale Agreement) in an amount which constitutes fair consideration and approximates fair market value for such Pool Receivables and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties or (ii) acquired such Pool Receivables from any Originator as a capital contribution in accordance with the provisions of the Receivables Contribution and Sale Agreement. No such sale, and no such contribution, has been made for or on account of an antecedent debt owed by any Originator to the Seller and no such sale or contribution is or may be voidable or subject to avoidance under any section of the U.S. Bankruptcy Code.

     (r) The Seller has filed, or caused to be filed or be included in, all tax reports and returns (federal, state, local and foreign), if any, required to be filed by it and paid, or caused to be paid, all amounts of taxes, including interest and penalties, required to be paid by it, except for such taxes (i) as are being contested in good faith by proper proceedings and (ii) against which adequate reserves shall have been established in accordance with and to the extent required by GAAP, but only so long as the proceedings referred to in clause (i) above could not subject the Agent or any other Indemnified Party to any civil or criminal penalty or liability or involve any material risk of the loss, sale or forfeiture of any property, rights or interests covered hereunder or under the Receivables Contribution and Sale Agreement.

     SECTION 4.02. Representations and Warranties of the Servicer.
     ------------------------------------------------------------
     The Servicer represents and warrants as follows:

     (a) The Servicer is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, except to the extent that any failure to be so qualified or in good standing as a foreign entity could not reasonably be expected to have a material adverse effect upon (i) the financial condition or operations of the Servicer or (ii) the ability of the Servicer to perform its obligations under this Agreement or any other Transaction Document to which the Servicer is a party.

     (b) The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party and the other documents to be delivered by it hereunder, and the transactions contemplated hereby and thereby, are within the Servicer's corporate powers, have been duly authorized by all necessary corporate action, do not (i) contravene the Servicer's charter or by-laws, (ii) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or (iii) breach or result in a default under, or result in the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Servicer under, or result in or require the creation of any lien upon or security interest in any property of the Servicer pursuant to the terms of, any Contract or any other agreement or instrument (other than any Transaction Document) binding on or affecting the Servicer or any of its properties.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Servicer of any Transaction Document to which it is a party.

     (d) This Agreement has been, and each other Transaction Document to which the Servicer is a party when delivered will have been, duly executed and delivered by the Servicer. This Agreement is, and the other Transaction Documents to which the Servicer is party when delivered hereunder will be, the legal, valid and binding obligations of the Servicer enforceable against the Servicer in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles.

     (e) There is no pending or, to the knowledge of the Servicer, threatened action or proceeding affecting the Servicer before any court, governmental agency or arbitrator which could reasonably be expected to materially adversely affect (i) the financial condition or operations of the Servicer or (ii) the ability of the Servicer to perform its obligations under this Agreement or any other Transaction Document to which the Servicer is a party, or which purports to affect the legality, validity or enforceability of any Transaction Document.

     (f) Each Seller Report, Weekly Report and Daily Report (if prepared by the Servicer or one of its Affiliates, or to the extent that information contained therein is supplied by the Servicer or any Affiliate thereof), information, exhibit, financial statement, or other report or document furnished or to be furnished at any time by or on behalf of the Servicer to the Agent or any Owner in connection with this Agreement is and will be accurate in all material respects as of its date or as of the date so furnished, and no such report or document contains, or will contain, as of its date of delivery or the date so furnished, any untrue statement of a material fact or omits to state, or will omit to state, as of its date of delivery or the date so furnished, a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

     (g) Since June 1, 2000, the Servicer has complied with the Credit and Collection Policy in all material respects and since the date of this Agreement there has been no change in the Credit and Collection Policy except as permitted hereunder.

     (h) The Servicer has not extended or modified the terms of any Pool Receivable or the Contract under which any such Pool Receivable arose, except in accordance with the Credit and Collection Policy or in accordance with Section 6.02(b).


                                   ARTICLE V

                         GENERAL COVENANTS OF THE SELLER
                                AND THE SERVICER

     SECTION 5.01. Affirmative Covenants of the Seller.
     -------------------------------------------------
     Until the later of (i) the Commitment Termination Date and (ii) the date upon which no Capital for any Receivable Interest shall be existing and no Yield, fees or other amounts remain unpaid under this Agreement, the Seller will, unless the Agent shall otherwise consent in writing:

     (a) Compliance  with Laws, Etc.
         --------------------------
     Comply  in  all  material   respects  with  all  applicable  laws,   rules,
regulations and orders with respect to it and all Pool Receivables and related Contracts, Related Security and Collections with respect thereto.

     (b) Preservation  of  Corporate  Existence.
         --------------------------------------
     Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such qualification would materially adversely affect the interests of the Owners or the Agent hereunder or in the Pool Receivables and Related Security, or the ability of the Seller or the Servicer to perform their respective obligations hereunder or the ability of the Seller to perform its obligations under the Contracts.

     (c) Offices, Records and Books of Accounts.
         --------------------------------------
     (i) Keep its principal place of business and chief executive office and the offices where it keeps its Records concerning the Pool Receivables at the address of the Seller referred to in Section 4.01(i) or, upon at least 30 days' prior written notice to the Agent, at any other location in a jurisdiction where all actions required by Section 6.05(a) shall have been taken, and (ii) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each Pool Receivable, the Outstanding Balance of each Pool Receivable and the dates which payments are due thereon and all Collections of and adjustments to each existing Pool Receivable).

     (d) Performance  and  Compliance  with  Contracts and Credit and Collection
         -----------------------------------------------------------------------
         Policy.
         ------
         At its expense, timely and fully (i) perform, or cause to be performed, and comply in all material respects with, or cause to be complied with in all material respects, all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to the Pool Receivables and the related Contracts and (ii) as beneficiary of any Related Security, enforce such Related Security as reasonably requested by the Agent.

     (e) Examination  of Records;  Audits.
         --------------------------------
     (i) From time to time upon two days prior notice and during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all Records in the possession or under the control of any Originator, the Seller, their respective Affiliates or the agents of such Originator, the Seller or their respective Affiliates, relating to Pool Receivables and the Related Security, including, without limitation, the related Contracts, and (B) to visit the offices and properties of any Originator, the Seller, their respective Affiliates or the agents of such Originator, the Seller or their respective Affiliates, for the purpose of examining such materials described in clause (A) above, and to discuss matters relating to Pool Receivables and the Related Security or the Seller's performance hereunder or under the Contracts with any of the officers or employees of the Seller having knowledge of such matters, and (ii) at the request of the Agent within 90 days after the end of each fiscal year of the Seller commencing with the fiscal year of the Seller ending on December 31, 2001, and at the request of the Agent at any time and from time to time upon the occurrence and during the continuance of any Event of Termination or Potential Event of Termination, at the expense of the Seller, cause its independent public accountants to perform, and deliver to the Agent, a written report of an audit conducted by such accountants with respect to the Pool Receivables, Credit and Collection Policy, Lock-Box Account activity and the Seller's performance of its obligations under this Agreement, the Fee Letter and the Receivables Contribution and Sale Agreement on a scope and in a form reasonably requested by the Agent for such audit.

     (f) Keeping of Records and Books of Account.
         ---------------------------------------
     (i) Keep, or cause to be kept, proper books of record and account, which shall be maintained or caused to be maintained by the Seller and shall be separate and apart from those of any Affiliate of the Seller, in which full and correct entries shall be made of all financial transactions and the assets and business of the Seller in accordance with GAAP, (ii) to the extent Records are in written form, segregate such Records in file cabinets or storage containers and appropriately label such file cabinets or storage containers to reflect that the Receivable Interests have been conveyed to the Owners, and (iii) to the extent such Records constitute computer programs and other non-written Records, appropriately legend such Records to reflect that the Receivable Interests have been conveyed to the Owners.

     (g) Deposits to Lock-Box Accounts.
         -----------------------------
     Instruct, or cause the Servicer to instruct, all Obligors to make payments in respect of Pool Receivables to a Lock-Box Account and, if the Seller or any Originator shall otherwise receive any Collections (including, without limitation, any Collections deemed to have been received by the Seller pursuant to Section 2.07), segregate and hold in trust such Collections and deposit such Collections, or cause such Collections to be deposited, to a Lock-Box Account within two Business Days following such receipt.

     (h) Maintenance of Separate Existence.
         ---------------------------------

     Do all things necessary to maintain its corporate existence separate and apart from each Originator and other Affiliates of the Seller, including, without limitation, (i) maintaining proper corporate records and books of account separate from those of such Affiliates; (ii) maintaining its assets, funds and transactions separate from those of such Affiliates, reflecting such assets, funds and transactions in financial statements separate and distinct from those of such Affiliates, and evidencing such assets, funds and transactions by appropriate entries in the records and books referred to in clause (i) above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between the Seller and such Affiliates; (iii) holding such appropriate meetings or obtaining such appropriate consents of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by its Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law); (iv) at all times entering into its contracts and otherwise holding itself out to the public under the Seller's own name as a legal entity separate and distinct from such Affiliates; and (v) conducting all transactions and dealings between the Seller and such Affiliates on an arm's-length basis.

     (i) Compliance with Opinion Assumptions and Charter and By-Laws.
         -----------------------------------------------------------
     Without limiting the generality of subsection (h) above, maintain in place all policies and procedures, and take and continue to take all actions, described in the assumptions as to facts set forth in, and forming the basis of, the opinions set forth in the opinion delivered to the Agent pursuant to Section 3.01(b)(xi)(B), and comply with, and cause compliance with, the provisions of the charter and by-laws of the Seller delivered to the Agent pursuant to Section
3.01 as the same may, from time to time, be amended, supplemented or otherwise modified with the prior written consent of the Agent.

     (j) Purchase of Pool Receivables from Originators.
         ---------------------------------------------
     With respect to each Pool Receivable acquired from any Originator by the Seller other than as a capital contribution, pay to such Originator (in accordance with the Receivables Contribution and Sale Agreement) an amount which constitutes fair consideration and approximates fair market value for such Pool Receivable and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties.



     (k) Nature of Business and Permitted Transactions.
         ---------------------------------------------
     Engage solely in the businesses and transactions authorized by Section 3 of its charter.

     (l) Receivables Contribution and Sale Agreement.
         -------------------------------------------
     At its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Receivables Contribution and Sale Agreement, maintain the Receivables Contribution and Sale Agreement in full force and effect, enforce the Receivables Contribution and Sale Agreement in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Agent, and make to any party to the Receivables Contribution and Sale Agreement such demands and requests for information and reports or for action as the Seller is entitled to make thereunder and as may be from time to time reasonably requested by the Agent.

     SECTION 5.02. Reporting Requirements of the Seller.
     --------------------------------------------------
     Until the later of (i) the Commitment Termination Date and (ii) the date upon which no Capital for any Receivable Interest shall be existing and no Yield, fees or other amounts remain unpaid under this Agreement, the Seller will, unless the Agent shall otherwise consent in writing, furnish to the Agent:

     (a) as soon as available and in any event within 60 days after the end of each fiscal year of the Seller, a copy of the financial statements for such year for the Seller certified in a manner acceptable to the Agent by the Chief Financial Officer, Vice President or Treasurer of the Seller;

     (b) as soon as possible and in any event within two days after an officer of the Seller, Crown (USA), an Originator or the Parent first becomes aware of each Event of Termination or Potential Event of Termination continuing on the date of such statement, a statement of the chief financial officer of the Seller setting forth details of such Event of Termination or Potential Event of Termination and the action which the Seller has taken and proposes to take with respect thereto; and

     (c) such other information, documents, records or reports respecting the Receivables, the Related Security, the Contracts or the condition or operations, financial or otherwise, of the Seller as the Agent may from time to time reasonably request.

     SECTION 5.03. Negative Covenants of the Seller.
     ----------------------------------------------
     Until the later of (i) the Commitment Termination Date and (ii) the date upon which no Capital for any Receivable Interest shall be existing and no Yield, fees or other amounts remain unpaid under this Agreement, the Seller will not, without the written consent of the Agent:

     (a) Sales, Adverse Claims, Etc.
         --------------------------
     Except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon or with respect to, the Seller's undivided interest in any Pool Receivable or Related Security or Collections in respect thereof, or upon or with respect to any related Contract or any deposit account to which any Collections of any Pool Receivable are sent (including, without limitation, any Lock-Box Account), or assign any right to receive income in respect thereof.

     (b) Extension or Amendment of Receivables.
         -------------------------------------
     Except as otherwise permitted in Section 6.02, extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

     (c) Change in Business or Credit and Collection Policy.
         --------------------------------------------------
     Make any change in the character of its business or in the Credit and Collection Policy that would, in either case, be reasonably likely to impair the collectibility of the Pool Receivables.

     (d) Change in Payment Instructions to Obligors.
         ------------------------------------------
     Add or terminate any bank as a Lock-Box Bank or any deposit account as a Lock-Box Account from those listed in Schedule I, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box Account, unless the Agent shall have received at least 20 days' prior written notice of such addition, termination or change and shall have received, with respect to each new Lock-Box Account, a Lock-Box Agreement executed by the Lock-Box Bank that maintains such Lock-Box Account and the Seller or any Originator, as applicable.

     (e) Deposits to Lock-Box Accounts.
         -----------------------------
     Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Pool Receivables.

     (f) Change of Name, Etc.
         -------------------
     Change its name, identity, form of legal structure or jurisdiction of organization, unless, prior to the effective date of any such change, the Seller delivers to the Agent (i) UCC financing statements, executed by the Seller and, if applicable, each Originator, necessary to reflect such change and to continue the perfection of the ownership interests in the Receivable Interests contemplated by this Agreement and (ii) if the identity or structure of the Seller has changed and such change adversely affects the rights of the Agent under then existing Lock-Box Agreements with the Seller to take control of the Lock-Box Accounts pursuant to Section 6.03(a), new Lock-Box Agreements executed by the Seller and the Lock-Box Banks, to the extent necessary to reflect such changes and to continue to enable the Agent to exercise such rights.

     (g) Debt.
         ----
     Except as otherwise provided herein or in the Receivables Contribution and Sale Agreement, create, incur, assume or suffer to exist any indebtedness, other than (i) indebtedness of the Seller representing fees, expenses and indemnities arising hereunder or under the Receivables Contribution and Sale Agreement for the purchase price of the Receivables under the Receivables Contribution and Sale Agreement, and (ii) other indebtedness of the Seller incurred in the ordinary course of its business in an amount not to exceed $9,500 at any time outstanding.

     (h) Lease Obligations.
         -----------------
     Create, incur, assume or suffer to exist any obligations as lessee for the rental or lease of real or personal property, other than for the lease or rental of an office space or office equipment for use by the Seller in the ordinary course of its business.

     (i) ERISA.
         -----
     Adopt, maintain, contribute to or incur or assume any obligation with respect to any Plan, Multiemployer Plan or Welfare Plan.

     (j) Investments in Other Persons.
         ----------------------------
     Except as otherwise provided herein or in the Receivables Contribution and Sale Agreement, make or hold any Investment in any Person.

     (k) Sales, Etc., of Assets.
         ----------------------
     Except as contemplated by this Agreement, sell, lease, transfer or otherwise dispose of any assets.

     (l) Merger, Etc.
         -----------
     Consolidate with or merge into any other Person.

     (m) Organizational Documents.
         ------------------------
     Amend,  supplement or otherwise  modify Section 3, 6 or 7 of its charter or
Section 1, 3, 4 or 16 of Article II of its by-laws, in each case furnished to the Agent pursuant to Section 3.01.

     (n) Accounting.
         ----------
     Account for (including for accounting and tax purposes) or otherwise treat the transactions contemplated by the Receivables Contribution and Sale Agreement in any manner other than as sales of Receivables by any Originator to the Seller, or account for (other than for tax purposes) or otherwise treat the transactions contemplated by this Agreement in any manner other than as sales of Receivable Interests by the Seller to the Agent for the account of the Purchasers.

     (o) Receivables Contribution and Sale Agreement.
         -------------------------------------------
     (i) Cancel or terminate the Receivables Contribution and Sale Agreement or consent to or accept any cancellation or termination thereof, (ii) amend, supplement or otherwise modify any term or condition of the Receivables Contribution and Sale Agreement or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Receivables Contribution and Sale Agreement or (iv) take any other action under the Receivables Contribution and Sale Agreement not required by the terms thereof that would impair the value of any Additional Assigned Rights or the rights or interests of the Seller thereunder or of the Agent or any Owner or Indemnified Party hereunder or thereunder.

     SECTION 5.04. Affirmative Covenants of the Servicer.
     ---------------------------------------------------
     Until the later of (i) the Commitment Termination Date and (ii) the date upon which no Capital for any Receivable Interest shall be existing and no Yield, fees or other amounts remain unpaid under this Agreement, the Servicer will, unless the Agent shall otherwise consent in writing:

     (a) Compliance with Laws, Etc.
         -------------------------
     Comply  in  all  material   respects  with  all  applicable  laws,   rules,
regulations and orders with respect to it and all Pool Receivables and related Contracts, Related Security and Collections with respect thereto.

     (b) Preservation of Corporate Existence.
         -----------------------------------
     Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such qualification would materially adversely affect the interests of the Owners or the Agent hereunder or in the Pool Receivables and Related Security, or the ability of the Servicer to perform its obligations hereunder.

     (c) Books of Accounts.
         -----------------
     Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each Pool Receivable, the Outstanding Balance of each Pool Receivable and the dates which payments are due thereon and all Collections of and adjustments to each existing Pool Receivable).

     (d) Performance and Compliance with Contracts and Credit and Collection
         -------------------------------------------------------------------
         Policy.
         ------
     At its expense, timely and fully (i) perform, or cause to be performed, and comply in all material respects with, or cause to be complied with in all material respects, all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to the Pool Receivables and the related Contracts and (ii) as beneficiary of any Related Security, enforce such Related Security as reasonably requested by the Agent.

     (e) Examination of Records; Audits.
         ------------------------------
     (i) From time to time upon two days prior notice and during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all Records in the possession or under the control of any Originator, the Seller, the Servicer, their respective Affiliates or the agents of such Originator, the Seller, the Servicer or their respective Affiliates, relating to Pool Receivables and the Related Security, including, without limitation, the related Contracts, and (B) to visit the offices and properties of any Originator, the Seller, the Servicer, their respective Affiliates or the agents of such Originator, the Seller, the Servicer, or their respective Affiliates, for the purpose of examining such materials described in clause (A) above, and to discuss matters relating to Pool Receivables and the Related Security or the Servicer's performance hereunder or under the Contracts with any of the officers or employees of the Servicer having knowledge of such matters, and (ii) at the request of the Agent within 90 days after the end of each fiscal year of the Servicer commencing with the fiscal year of the Seller ending on December 31, 2001, and at the request of the Agent at any time and from time to time upon the occurrence and during the continuance of any Event of Termination or Potential Event of Termination, at the expense of the Servicer, cause its independent public accountants to perform, and deliver to the Agent, a written report of an audit conducted by such accountants with respect to the Pool Receivables, Credit and Collection Policy, Lock-Box Account activity and the Servicer's performance of its obligations under this Agreement and the Receivables Contribution and Sale Agreement on a scope and in a form reasonably requested by the Agent for such audit.

     (f) Keeping of Records and Books of Account.
         ---------------------------------------
     (i) Keep, or cause to be kept, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Servicer in accordance with GAAP, (ii) to the extent Records are in written form, segregate such Records in file cabinets or storage containers and appropriately label such file cabinets or storage containers to reflect that the Receivable Interests have been conveyed to the Owners, and
(iii) to the extent such Records constitute computer programs and other non-written Records, appropriately legend such Records to reflect that the Receivable Interests have been conveyed to the Owners.

     (g) Deposits to Lock-Box Accounts.
         -----------------------------
     Instruct all Obligors to make payments in respect of Pool Receivables to a Lock-Box Account and, if the Servicer shall otherwise receive any Collections (including, without limitation, any Collections deemed to have been received by the Seller pursuant to Section 2.07), segregate and hold in trust such Collections and deposit such Collections, or cause such Collections to be deposited, to a Lock-Box Account within two Business Days following such receipt.

     SECTION 5.05. Negative Covenants of the Servicer.
     ------------------------------------------------
     Until the later of (i) the Commitment Termination Date and (ii) the date upon which no Capital for any Receivable Interest shall be existing and no Yield, fees or other amounts remain unpaid under this Agreement, the Servicer will not, without the written consent of the Agent:

     (a) Extension or Amendment of Receivables.
         -------------------------------------
     Except as otherwise permitted in Section 6.02, extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

     (b) Change in Business or Credit and Collection Policy.
         --------------------------------------------------
     Make any change in the character of its business or in the Credit and Collection Policy that would, in either case, be reasonably likely to impair the collectibility of the Pool Receivables.

     (c) Change in Payment Instructions to Obligors.
         ------------------------------------------
     Add or terminate any bank as a Lock-Box Bank or any deposit account as a Lock-Box Account from those listed in Schedule I, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box Account, unless the Agent shall have received at least 20 days' prior written notice of such addition, termination or change and shall have received, with respect to each new Lock-Box Account, a Lock-Box Agreement executed by the Lock-Box Bank that maintains such Lock-Box Account and the Seller or any Originator, as applicable.

     (d) Deposits to Lock-Box Accounts.
         -----------------------------
     Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Pool Receivables.


                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

     SECTION 6.01. Designation of Servicer.
     -------------------------------------
     The Pool Receivables shall be serviced, administered and collected by the Person (the "Servicer") designated to do so from time to time in accordance with this Section 6.01. Until the Agent designates a new Servicer, Crown (USA) is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Agent may at any time designate as Servicer any Person (including itself) to succeed Crown (USA) or any successor Servicer, if such Person (other than itself) shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof. The Servicer may subcontract with each other Originator to service, administer or collect the Pool Receivables that such other Originator creates, and may, with the prior consent of the Agent, subcontract with any other Person to service, administer or collect the Pool Receivables, provided that such other Originator or other Person with whom the Servicer so subcontracts shall not become the Servicer hereunder and the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof.

     SECTION 6.02. Duties of Servicer.
     --------------------------------
     (a) The Servicer shall take or cause to be taken all such commercially reasonable actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Seller, the Purchasers and the Agent hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 6.01, to enforce its respective rights and interests in and under the Pool Receivables, the Related Security and the related Contracts.

     (b) The Servicer shall set aside and hold in trust for the account of the Seller and each Owner their respective allocable shares of the Collections of Pool Receivables in accordance with Sections 2.05 and 2.06, but shall not be required (unless otherwise requested by the Agent) to segregate the funds constituting such portion of such Collections prior to the remittance thereof in accordance with such Sections. If instructed by the Agent, the Servicer shall segregate and deposit with a bank (which may be Citibank) designated by the Agent such allocable share of Collections of Pool Receivables set aside for each Owner on the first Business Day following receipt by the Servicer of such Collections. If no Event of Termination or Potential Event of Termination shall have occurred and be continuing, Crown (USA), while it is the Servicer, may, in accordance with the Credit and Collection Policy, (i) extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as Crown (USA) may determine to be appropriate to maximize Collections thereof, (ii) extend the term of any Contract and (iii) adjust any other terms and conditions of any Contract if, but only if (in the case of this clause (iii)), the Servicer gives at least two Business Days' prior written notice of such adjustments to the Agent and the Agent agrees in writing to such adjustments.

     (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Section 2.07. The Servicer shall set aside and hold in trust for the account of the Seller in accordance with subsection
(b) of this Section 6.02, (i) the Seller's allocable share of the Collections of Pool Receivables less all reasonable out-of-pocket costs and expenses of such Servicer of servicing, administering and collecting the Pool Receivables to the extent not covered by the Servicer Fee received by it and (ii) the Collections of any Receivable which is not a Pool Receivable in accordance with Section
2.07. The Servicer shall, if not Crown (USA), as soon as practicable following receipt, turn over to the Seller any cash collections or other cash proceeds received with respect to Receivables not constituting Pool Receivables.

     (d) The Servicer shall hold in trust for the Seller and each Owner, in accordance with their respective interests, all Records that evidence or relate to the Pool Receivables. The Servicer shall, upon the occurrence and during the continuance of any Event of Termination, and at the request of the Agent, provide to the Agent the Records with respect to the Pool Receivables.

     (e) The Servicer shall, from time to time at the request of the Agent, furnish to the Agent (promptly after any such request) a calculation of the amounts set aside for each Owner pursuant to Section 2.05 or 2.06.

     SECTION 6.03. Rights of the Agent.
     ---------------------------------
     (a) The Agent is hereby authorized at any time to date, and to deliver to the Lock-Box Banks, the Lock-Box Notices referred to in the Lock-Box Agreements. The Seller and Crown (USA) each hereby, when the Agent shall deliver the Lock-Box Notices to the Lock-Box Banks, transfers to the Agent the exclusive ownership, dominion and control of the Lock-Box Accounts to which the Obligors of Pool Receivables shall make payments, and shall take any further action that the Agent may reasonably request to effect such transfer. Further, the Agent may notify at any time and at the Seller's expense the Obligors of Pool Receivables, or any of them, of the ownership of Receivable Interests by the Owners.

     (b) At any time  following the  designation  of a Servicer other than Crown
(USA) pursuant to Section 6.01:

          (i) The Agent may direct the Obligors of Pool Receivables, or any of them, to make payment of all amounts due or to become due to the Seller under any Pool Receivable directly to the Agent or its designee.

          (ii) The Seller and Crown (USA) each shall, at the Agent's request and at the Seller's and Crown (USA)'s expense, give notice of such ownership to such Obligors and direct them to make such payments directly to the Agent or its designee.

          (iii) The Seller and Crown (USA) each shall,  at the Agent's  request,
          (A) assemble all of the Records which evidence or relate to the Pool Receivables, and the related Contracts and Related Security, or which are otherwise necessary or desirable to collect the Pool Receivables, and shall make the same available to the Agent at a place reasonably selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner reasonably acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

          (iv) The Agent may take any and all commercially reasonable steps in the Seller's or Crown (USA)'s name and on behalf of the Seller and the Owners necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Pool Receivables, including, without limitation, endorsing the Seller's or Crown (USA)'s name on checks and other instruments representing Collections, enforcing such Pool Receivables and the related Contracts, and adjusting, settling or compromising the amount or payment thereof, in the same manner and to the same extent as the Seller or Crown (USA) might have done.

     SECTION 6.04. Responsibilities of the Seller.
     --------------------------------------------
     Anything herein to the contrary notwithstanding:

     (a) The Seller and Crown (USA) each shall perform all of its obligations under the Contracts related to the Pool Receivables to the same extent as if Receivable Interests had not been sold hereunder and the exercise by the Agent of its rights hereunder shall not release Crown (USA) or the Seller from such obligations or its obligations with respect to Pool Receivables or under the related Contracts; and

     (b) Neither the Agent nor the Owners shall have any obligation or liability with respect to any Pool Receivables or related Contracts, nor shall any of them be obligated to perform any of the obligations of the Seller thereunder.

     SECTION 6.05. Further Action Evidencing Purchases.
     -------------------------------------------------
     (a) The Seller and the Servicer each agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Agent may reasonably request, in order to perfect, protect or more fully evidence the Receivable Interests purchased by the Owners hereunder, or to enable any of them or the Agent to exercise and enforce any of their respective rights and remedies hereunder or under the Certificates. Without limiting the generality of the foregoing, the Seller and the Servicer each will upon the request of the Agent:
(i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary, or as the Agent may reasonably request, in order to perfect, protect or evidence such Receivable Interests; (ii) mark conspicuously each invoice evidencing each Pool Receivable and the related Contract with a legend, acceptable to the Agent, evidencing that such Receivable Interests have been sold in accordance with this Agreement; and (iii) mark its master data processing records evidencing such Pool Receivables and related Contracts with such legend.

     (b) The Seller hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relating to all or any of the Contracts, or Pool Receivables and the Related Security and Collections with respect thereto, now existing or hereafter arising, without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering all or any of the Contracts, or Pool Receivables and the Related Security and Collections with respect thereto shall be sufficient as a financing statement where permitted by law.

     (c) If the Servicer or the Seller fails to perform any agreement contained herein, then after notice to the Servicer or the Seller, as applicable, the Agent may itself perform, or cause performance of, such agreement, and the reasonable costs and expenses of the Agent incurred in connection therewith shall be payable by the Seller under Section 10.01 or Section 11.04, as applicable.


                                  ARTICLE VII

                              EVENTS OF TERMINATION

     SECTION 7.01. Events of Termination.
     -----------------------------------
     If any of the following events ("Events of Termination") shall occur and be continuing:

     (a) The Seller or the Servicer (if Crown (USA) or any of its Affiliates) shall fail to make any payment or deposit to be made by it hereunder when due and such failure remains unremedied for one Business Day, or the Servicer (if Crown (USA) or any of its Affiliates) shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed (other than any such term, covenant or agreement contained in Article (V)) and such failure remains unremedied for five Business Days; or

     (b) Any representation or warranty made or deemed made by the Seller or any Originator or the Parent (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document or in any Seller Report, Weekly Report or Daily Report or any other written report, certificate or information delivered by or on behalf of the Seller or any Originator or the Parent (or any of their respective officers) pursuant hereto or thereto, shall prove to have been incorrect in any material respect when made or deemed made or delivered; or

     (c) The Seller or the Servicer (if Crown (USA) or any of its Affiliates) shall fail to perform or observe any term, covenant or agreement contained in
Section  5.01(e),  5.01(g),  5.02(b),  5.03,  5.04(e),  5.04(g)  or 5.05 of this
Agreement, or any Originator shall fail to perform or observe any term, covenant or agreement contained in Section 4.01(g), 4.01(i), 4.01(j)(v) or 4.02 of the Receivables Contribution and Sale Agreement; or

     (d) The Seller, Crown (USA) (other than in its capacity as Servicer), any Originator or the Parent shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document to which it is a party on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller, Crown (USA), such Originator or the Parent, as the case may be, by the Agent; or

     (e) The Seller or Crown (USA) or the Parent shall fail to pay any principal of, or premium or interest on, any of its Debt that is outstanding in a principal amount of at least $9,500, in the case of the Seller, and $100,000,000, in the case of Crown (USA) or the Parent, either individually or in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

     (f) Any Purchase or any reinvestment pursuant to Section 2.05 shall for any reason (other than pursuant to the terms hereof) cease to create, or any Receivable Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest or security interest to the extent of the pertinent Receivable Interest in each applicable Pool Receivable and the Related Security and Collections with respect thereto or any Certificate shall for any reason cease to evidence in the Owner of such Receivable Interest legal and equitable title to, and ownership of, an undivided percentage ownership interest or security interest in Pool Receivables and Related Security to the extent of such Receivable Interest; or

     (g) The Seller, the Servicer (if Crown (USA) or any of its Affiliates), the Parent or any Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, the Servicer (if Crown (USA) or any of its Affiliates), the Parent or any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller, the Servicer (if Crown (USA) or any of its Affiliates), the Parent or any Originator shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

     (h) The Net Receivables Pool Balance shall be less than the Required Net Receivables Pool Balance for a period of two consecutive Business Days or more; or

     (i) Since December 31, 2000, there shall have been any material adverse change in the financial condition or operations of the Seller or Crown (USA) or the Parent or any Originators, other than to the extent expressly set forth on
Schedule V hereto or disclosed in any public filing prior to the date hereof with the Securities and Exchange Commission, or there shall have occurred any event which materially adversely affects the collectibility of the Pool Receivables, or there shall have occurred any other event which materially adversely affects the ability of the Servicer (if Crown (USA) or any of its Affiliates) to collect Pool Receivables or the ability of the Servicer (if Crown
(USA) or any of its Affiliates) to perform hereunder, other than to the extent expressly set forth on Schedule V hereto or disclosed in any public filing prior to the date hereof with the Securities and Exchange Commission; or

     (j) Any provision of any Transaction Document shall for any reason cease to be a legal, valid and binding obligation of the Seller, the Servicer (if Crown
(USA) or any of its Affiliates), the Parent or any Originator, as applicable, or the Seller, the Servicer (if Crown (USA) or any of its Affiliates), the Parent or any Originator, as applicable, shall so state in writing; or

     (k) The Parent, or another corporation owned directly or indirectly by the stockholders of the Parent in substantially the same proportions as their ownership of stock of the Parent, shall cease to own, directly or indirectly, 100% of the outstanding shares of stock of the Seller; or

     (l) A Change of Control shall occur; or

     (m) Section 3, 6 or 7 of the charter, or Section 1, 3, 4, or 16 of Article II of the by-laws, of the Seller shall be amended, supplemented or otherwise modified without consent of the Agent;

then, and in any such event, the Agent shall, at the request, or may with the consent, of the Required Purchasers, by notice to the Seller and the Servicer declare the Commitment Termination Date to have occurred, whereupon the Commitment Termination Date shall forthwith occur; provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice, or both) described in subsection (g) of this
Section 7.01, the Commitment Termination Date shall occur, and the Agent may replace the Servicer pursuant to Section 6.01. Upon any such occurrence of the Commitment Termination Date, the Agent and each Owner shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the PPSA or the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing or the general applicability of Article IX hereof, any Owner may elect to assign any Receivable Interest owned by such Owner to an Assignee pursuant to Section 9.01 following the occurrence of any Event of Termination.

                                  ARTICLE VIII

                                    THE AGENT

     SECTION 8.01. Authorization and Action.
     --------------------------------------
     Each Purchaser hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents delivered pursuant hereto as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. The Agent agrees to give to each Purchaser prompt notice of each notice (including, without limitation, each report and financial statement received hereunder or under any other Transaction Document) given to the Agent by the Seller, the Servicer, the Parent or an Originator pursuant to the terms of this Agreement or any other Transaction Document.

     SECTION 8.02. Agent's Reliance, Etc.
     -----------------------------------
     Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement or any other Transaction Document or any other instrument or document delivered pursuant hereto (including, without limitation, the Agent's servicing, administering or collecting Pool Receivables as Servicer pursuant to Section 6.01), except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise agreed by the Agent and any Owner, the Agent: (i) may consult with legal counsel (including counsel for the Seller, the Servicer or any Originator), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Owner and shall not be responsible to any Owner for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document or any other instrument or document delivered pursuant hereto; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document or any other instrument or document delivered pursuant hereto on the part of the Seller or any Originator or to inspect the property (including the books and records) of the Seller or any Originator; (iv) shall not be responsible to any Owner for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or under the Receivables Contribution and Sale Agreement; and
(v) shall incur no liability under or in respect of this Agreement or any other Transaction Document or any other instrument or document delivered pursuant hereto by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 8.03. Citibank and Affiliates.
     -------------------------------------
     With respect to any Receivable Interest owned by it, Citibank shall have the same rights and powers under this Agreement as any other Owner and may exercise the same as though it were not the Agent. Citibank and its Affiliates may generally engage in any kind of business with the Seller or any Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller or any Originator or any Obligor or any of their respective Affiliates, all as if Citibank were not the Agent and without any duty to account therefor to the Owners.

     SECTION 8.04. Purchase Decisions.
     --------------------------------
     Each Purchaser acknowledges that it has, independently and without reliance upon the Agent or any of its Affiliates or any other Purchaser or Owner and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and to purchase undivided ownership interests in Pool Receivables hereunder. Each Purchaser also acknowledges that it shall, independently and without reliance upon the Agent, any of its Affiliates or any other Purchaser or Owner and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

     SECTION 8.05. Indemnification.
     -----------------------------
     The Purchasers agree to indemnify the Agent (to the extent not promptly reimbursed by the Seller), ratably according to the Receivable Interests then owned by them (or, if no Receivable Interest is at that time owned by them, ratably according to their respective Commitments) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or any action taken or omitted by the Agent under this Agreement or any other Transaction Document or any such instrument or document; provided that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, the Purchasers agree to reimburse the Agent, ratably according to the Receivable Interests then owned by them (or, if no Receivable Interest is at that time owned by any of them, ratably according to their respective Commitments), promptly upon demand for any costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) payable by the Seller to the Agent under Section 11.04, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Seller.

                                   ARTICLE IX

                       ASSIGNMENT OF RECEIVABLE INTERESTS

     SECTION 9.01. Assignment.
     ------------------------
     (a) Each Purchaser may assign to any Assignee, and any Assignee may assign to any other Assignee, any Receivable Interest. Upon any such assignment, (i) the Assignee thereof shall become an Owner of such Receivable Interest for all purposes of this Agreement and (ii) the Owner assignor thereof shall relinquish its rights with respect to such Receivable Interest for all purposes of this Agreement. Such assignment shall be upon such terms and conditions as the assignor and the Assignee of such Receivable Interest may mutually agree; the parties thereto shall deliver to the Agent an Assignment, duly executed by such parties; and such assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the Assignee may reasonably request in order to perfect, protect or more fully evidence the Assignee's right, title and interest in and to such Receivable Interest, and to enable the Assignee to exercise or enforce any rights hereunder or under the Certificate. The Agent shall promptly provide notice to the Seller of any assignment of any Receivable Interest hereunder.

     (b) By executing and delivering an Assignment (in the case of an Owner assignor) and executing and accepting an Assignment (in the case of an Assignee), the Owner assignor thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment, such assigning Owner makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or under the Receivables Contribution and Sale Agreement; (ii) such assigning Owner makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or any Originator or the Parent or the performance or observance by the Seller or any Originator or the Parent of any of its obligations under this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto; (iii) such Assignee confirms that it has received copies of this Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and to purchase such Receivable Interest; (iv) such Assignee will, independently and without reliance upon the Agent, any of its Affiliates, such assigning Owner or any other Owner and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) such Assignee appoints as its agent the Servicer from time to time designated pursuant to Section 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts.

     SECTION 9.02.  Citibank's  Assignment of  Rights and  Obligations to  Other
     ---------------------------------------------------------------------------
                    Initial Purchasers.
                    ------------------
     (a) On the Effective Date, Citibank hereby sells and assigns to each other Initial Purchaser, and such other Initial Purchaser hereby purchases and assumes from Citibank, that percentage interest which is set forth under the name of such other Initial Purchaser on the signature pages hereto (such percentage interest being such other Initial Purchaser's "Percentage Interest") in and to
(i) Citibank's rights and obligations under this Agreement as of the Effective Date (including, without limitation, Citibank's commitment to make Purchases and Citibank's obligation to make reinvestments of its interest in Collections of Pool Receivables from time to time hereunder) and (ii) Citibank's right, title and interest in the existing Receivable Interests owned by Citibank on the Effective Date, with the effect that such other Initial Purchaser shall have a Commitment under this Agreement on and as of the Effective Date equal to the amount set forth as the "Commitment" opposite the name of such other Initial Purchaser on the signature pages hereto.

     (b) In consideration of the payment to the Agent's Account for the account of Citibank by each Initial Purchaser other than Citibank of an amount equal to such Initial Purchaser's Initial Capital, being such Initial Purchaser's Percentage Interest of the existing aggregate Capital attributable to Citibank's right, title and interest in the Receivable Interests owned by Citibank on the Effective Date, Citibank hereby assigns to such Initial Purchaser, and such Initial Purchaser hereby purchases from Citibank, its Percentage Interest in and to all of Citibank's right, title and interest in and to the Receivable Interests purchased by Citibank prior to the Effective Date.

     (c) On the Effective Date Citibank (i) represents and warrants to each other Initial Purchaser that Citibank is the legal and beneficial owner of the interest in the Receivable Interests being assigned by it under Section 9.02 (a) and (b) and that such interest in such Receivable interests is free and clear of any Adverse Claim created by Citibank; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any such other instrument or document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created purported to be created under this Agreement or under the Receivables Contribution and Sale Agreement; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or any Originator or the Parent or the performance or observance by the Seller or any Originator or Parent of any of its obligations under this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto.

     (d) On the Effective Date, each Initial Purchaser other than Citibank (i) confirms to Citibank that it has received a copy of the Transaction Documents together with such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into this Agreement and to purchase its Percentage Interest in and to Citibank's right, title and interest in such Receivable Interests being purchased by such Initial Purchaser under this Section 9.02; and (ii) agrees that it will, independently and without reliance upon the Agent, any of its Affiliates, Citibank or an any former Owner and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto.

     SECTION 9.03. Purchaser's Assignment of Rights and Obligations.
     --------------------------------------------------------------
     (a) Each Purchaser may assign to any Eligible Assignee all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Receivable Interests owned by it); provided, however, that (i) each such assignment shall be a constant, and not a varying, percentage of such Purchaser's rights and obligations under this Agreement and the Receivable Interests owned by it, (ii) in the case of any assignment by any Purchaser that is not assigning pursuant thereto all of its right and obligations under this Agreement, (A) the amount of the Commitment (determined as of the date of the applicable Assignment and Acceptance) being assigned pursuant to each such assignment shall be at least $5,000,000, or (B) the aggregate amount of all Commitments (determined as of the date of the applicable Assignments and Acceptances) being assigned by such Purchaser on such date to two or more Eligible Assignees that are Affiliates of each other shall be at least $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recording fee of $3,500 and (v) the consent of the Agent and the Seller (which consent shall not be unreasonably withheld or delayed) shall first have been obtained. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the later of (x) the date the Agent receives the executed Assignment and Acceptance and (y) the date of such Assignment and Acceptance, (I) the assignee thereunder shall be a party hereto and shall have all the rights and obligations of a Purchaser hereunder and (II) the assigning Purchaser shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment and acceptance, relinquish its rights and be released from its obligations under this Agreement.

     (b) By executing and delivering an Assignment and Acceptance, the assigning Purchaser and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such
Assignment and Acceptance, the assigning Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or under the Receivables Contribution and Sale Agreement; (ii) the assigning Purchaser makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or any Originator or the Parent or the performance or observance by the Seller or any Originator or the Parent of any of its obligations under this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto; (iii) such Assignee confirms that it has received copies of this Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, any of its Affiliates, the assigning Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such Assignee appoints as its agent the Servicer from time to time designated pursuant to Section 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts; and (viii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Purchaser.

     (c) The Agent shall maintain at its office referred to in Section 11.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Purchasers and the Commitment of, and each Receivable Interest owned by, each Purchaser from time to time, which Register shall be available for inspection by the Seller at any reasonable time and from time to time upon reasonable prior notice. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Seller, the Servicer, the Purchasers and the Agent may treat each Person whose name is recorded in the Register as a Purchaser hereunder for all purposes of this Agreement.

     (d) Upon its receipt of an Assignment and Acceptance executed by any assigning Purchaser and an assignee representing that it is an Eligible Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance and (ii) give prompt notice thereof to the Seller and the Servicer.


     SECTION 9.04. Annotation of Certificate.
     ---------------------------------------
     The Agent shall annotate the Certificates to reflect assignments made pursuant to Section 9.01, 9.02 or 9.03 or otherwise.


                                   ARTICLE X

                                 INDEMNIFICATION

     SECTION 10.01. Indemnities.
     --------------------------
     Without limiting any other rights that any Indemnified Party may have hereunder or under applicable law, and whether or not any of the transactions contemplated hereby are consummated, the Seller hereby agrees to indemnify each Indemnified Party from and against, and hold each thereof harmless from, any and all claims, losses, liabilities, costs and expenses of any kind whatsoever (including, without limitation, reasonable attorneys' fees and expenses) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of, or resulting from, in whole or in part, one or more of the following:
(a) this Agreement or any other Transaction Document or any other agreement or document delivered or to be delivered in connection with this Agreement; (b) the use of proceeds of any Purchase or reinvestment; (c) the interest of any Owner in any Receivable, any Contract or any Related Security; or (d) any transaction contemplated by this Agreement or any other Transaction Document or any other agreement or document delivered or to be delivered in connection with this Agreement; excluding, however, Indemnified Amounts to the extent resulting solely and directly from either (x) the gross negligence or willful misconduct on the part of such Indemnified Party, or (y) the failure to collect amounts in respect of a Pool Receivable, to the extent such failure results from a discharge of the Obligor with respect thereto in a proceeding in respect of such Obligor under applicable bankruptcy laws or otherwise results from the Obligor's financial inability to pay such amounts. Without limiting or being limited by the foregoing and whether or not any of the transactions contemplated hereby are consummated, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts which relate to or result from, or which would not have occurred but for, one or more of the following:

          (i) any Receivable becoming a Pool Receivable which is not at the date of the initial creation of an interest therein hereunder an Eligible Receivable;

          (ii) any representation or warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any other Transaction Document or any Seller Report or Weekly Report or other document delivered or to be delivered in connection herewith or with any other Transaction Document being incorrect in any material respect when made or deemed made or delivered;

          (iii) the failure by such Seller to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract or any Related Security with respect thereto; or the failure of any Pool Receivable or the related Contract or any Related Security with respect thereto to conform to any such applicable law, rule or regulation;

          (iv) the failure to vest in the Owner of a Receivable Interest a first priority perfected undivided percentage ownership interest, to the extent of such Receivable Interest, in each Receivable in, or purported to be in, the Receivables Pool and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim; or the failure of the Seller to have obtained a first priority perfected ownership interest in the Pool Receivables and the Related Security and Collections with respect thereto transferred or purported to be transferred to the Seller under the Receivables Contribution and Sale Agreement, free and clear of any Adverse Claim;

          (v) the failure of the Seller to have filed, or any delay by the Seller in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable in, or purported to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any Purchase or reinvestment or at any subsequent time unless such failure results directly and solely from the Agent's failure to take appropriate action;

          (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of any Obligor to the payment of any Receivable in, or purported to be in, the Receivables Pool (including, without limitation, any defense based on the fact or allegation that such Receivable or the related Contract is not a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services;

          (vii) any failure of the Seller to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document or to perform its duties or obligations under any Contract;

          (viii) any product liability, personal injury, copyright infringement, theft of services, property damage, or other breach of contract, antitrust, unfair trade practices or tortious claim arising out of or in connection with subject matter of any Contract or out of or in connection with any transaction contemplated by this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or such Contract;

          (ix) the commingling by the Seller of Collections of Pool Receivables at any time with other funds;

          (x) any action or omission by the Seller, reducing or impairing the rights of any Owner of a Receivable Interest under this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto or with respect to any Pool Receivable;

          (xi)  any  cancellation  or  modification  of a Pool  Receivable,  the
          related  Contract  or  any  Related   Security,   whether  by  written
          agreement, verbal agreement, acquiescence or otherwise;

          (xii) any investigation, litigation or proceeding related to or arising from this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or any transaction contemplated by this Agreement or any Contract or the use of proceeds from any Purchase or reinvestment pursuant to this Agreement, or the ownership of, or other interest in, any Receivable, the related Contract or Related Security;

          (xiii) the existence of any Adverse Claim against or with respect to any Pool Receivable, the related Contract or the Related Security or Collections with respect thereto;

          (xiv) any failure by the Seller to pay when due any taxes, including without limitation sales, excise or personal property taxes, payable by the Seller in connection with any Receivable or the related Contract or any Related Security with respect thereto;

          (xv) any claim brought by any Person other than an Indemnified Party arising from any activity of the Seller in servicing, administering or collecting any Pool Receivable;

          (xvi) any failure by any Lock-Box Bank to comply with the terms of the Lock-Box Agreement to which it is a party; or

          (xvii) to the extent not covered by the foregoing clauses, the occurrence and continuance of any Event of Termination.



                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. Amendments, Etc.
     ------------------------------
     No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by the Agent and the Required Purchasers and, in the case of any such amendment, the Seller and the Servicer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall

     (a) without the prior written consent of each Purchaser,

          (i) amend the definitions of "Eligible Receivable", "Defaulted Receivable", "Net Receivables Pool Balance" or "Required Net Receivables Pool Balance" or increase the then existing Concentration Limit, or

          (ii) amend, modify or waive any provision of this Agreement in any way which would

               (A) reduce the amount of Capital or Yield that is payable on account of any Receivable Interest or delay any scheduled date for payment thereof or change the order of application of Collections to the payment thereof, or

               (B) impair any rights expressly granted to a Purchaser or an Owner under this Agreement, or

               (C) reduce fees payable by the Seller to or for the account of the Purchasers hereunder or delay the dates on which such fees are payable, or

               (D) modify any provisions decreasing the Applicable Reserve, or

          (iii) agree to a different Citibank Rate pursuant to the definition of "Citibank Rate", or

          (iv) amend or waive the Event of Termination contained in Section 7.01(g) relating to the bankruptcy of the Seller, the Servicer (if Crown (USA) or any of its Affiliates), the Parent or any Originator, or

          (v) change the percentage of Commitments, or the number of Owners or Purchasers, which shall be required for the Purchasers or any of them to take any action hereunder, or

          (vi) amend this Section 11.01, or

          (vii) extend the Commitment Termination Date, or

          (viii) amend or waive the Event of Termination contained in Section 7.01(h); or

          (ix) increase the amount of the Total Commitment or amend Section 2.01(a), and

     (b)  without  the  consent  of  the  applicable  Purchaser,   increase  the
Commitment of such Purchaser or subject such Purchaser to any additional obligations;

and provided, further, however, that the Agent shall not, without the prior written consent of the Required Purchasers, either (x) agree to any amendment or waiver of any provision of the Intercreditor Agreement or (y) consent to any departure from the Intercreditor Agreement by any party thereto.

No failure on the part of any Owner or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Without limiting the foregoing, each Purchaser is hereby authorized by the Seller upon the occurrence and during the continuance of an Event of Termination, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Purchaser to or for the credit or the account of the Seller against any and all of the obligations of the Seller now or hereafter existing under this Agreement to such Purchaser or, if such Purchaser is Citibank, to the Agent or any Affiliate thereof, irrespective of whether or not any formal demand shall have been made under this Agreement and although such obligations may be unmatured. Each Purchaser agrees promptly to notify the Seller after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Purchaser under this Section 11.01 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Purchaser may have.

     SECTION 11.02. Notices, Etc.
     ---------------------------
     All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, (i) to each of the Seller, the Servicer, the Agent and the Initial Purchasers, at its address set forth under its name on the signature pages hereof, (ii) to each Purchaser other than the Initial Purchasers, at its address specified on the Assignment and Acceptance pursuant to which it became a Purchaser hereunder or
(iii) to any party hereto at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to the Agent pursuant to Article II shall not be effective until received by the Agent.

     SECTION 11.03. Binding Effect; Assignability.
     --------------------------------------------
     This Agreement shall be binding upon and inure to the benefit of the Seller, Crown (USA), the Agent and each Owner and their respective successors and assigns, except that neither the Seller nor Crown (USA) shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Agent. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Commitment Termination Date, as no Capital of any Receivable Interest shall be outstanding; provided, however, that rights and remedies with respect to the provisions of Sections 2.10, 2.11, 2.12, 10.01, 11.04, 11.05 and 11.06 shall be continuing and shall survive any termination of this Agreement.

     SECTION 11.04. Costs and Expenses.
     ---------------------------------
     The Seller agrees to pay, upon receipt of a written invoice, all costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Receivables) of, and searches and filings in respect of, this Agreement, the other Transaction Documents and the other documents and agreements to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and disbursements of (i) counsel for the Agent with respect thereto and advising the Agent as to its rights and remedies hereunder and (ii) internal and external auditors. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and disbursements), of each Owner, the Agent or any Affiliate thereof, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Transaction Documents and the other documents and agreements to be delivered in connection herewith or therewith.

     SECTION 11.05. Confidentiality.
     ------------------------------
     Except as otherwise required by applicable law, each of the parties hereto agrees to maintain the confidentiality of this Agreement, the Receivables Contribution and Sale Agreement, the Parent Undertaking, the Consent and Agreement, the Fee Letter (and all drafts thereof) and all non-public information delivered in connection herewith in communications with third parties and otherwise; provided that this Agreement, the Receivables
Contribution and Sale Agreement, the Parent Undertaking, the Consent and Agreement, the Fee Letter and such information may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written confidentiality agreement in form and substance substantially identical to this
Section 11.05, (ii) to the Seller's, the Agent's and each Owner's legal counsel, accountants and auditors if they agree to hold it confidential, (iii) to any nationally recognized rating agency, (iv) to bank examiners and other governmental authorities that have regulatory powers in respect of the Agent or any Purchaser to the extent required by such bank examiners or governmental authorities and (v) pursuant to court order or subpoena; provided, however, that each of the parties hereto agrees that the disclosure of this Agreement, the Receivables Contribution and Sale Agreement, the Parent Undertaking, the Consent and Agreement, the Fee Letter or other information required to be made by or pursuant to court order or subpoena will not be made until the other parties hereto have been notified at least five Business Days in advance of any such disclosure, unless such notification is prohibited by applicable law or such court order or subpoena.

     SECTION 11.06. Governing Law.
     ----------------------------
     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 11.07. Jurisdiction, Etc.
     --------------------------------
     (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto hereby agrees that service of process in any such action or proceeding may be effected by mailing a summons and complaint to it at its address specified in
Section 11.02 by registered mail, return receipt requested, or in any other manner permitted by applicable law. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any other jurisdiction.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     SECTION 11.08. Execution in Counterparts.
     ----------------------------------------
     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

     SECTION 11.09. Intent of the Parties.
     ------------------------------------
     It is the intention of the parties hereto that each Purchase and reinvestment shall convey to each Owner, to the extent of its Receivable Interests, an undivided ownership interest in the Pool Receivables and the Related Security and Collections in respect thereof and that such transaction shall constitute a purchase and sale and not a secured loan for all purposes other than for federal income tax purposes. If, notwithstanding such intention, the conveyance of the Receivable Interests from the Seller to any Owner shall ever be recharacterized as a secured loan and not a sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to such Owner a duly perfected first priority security interest in all of the Seller's right, title and interest in, to and under the Pool Receivables and the Related Security and Collections in respect thereof, free and clear of Adverse Claims.

     SECTION 11.10. Entire Agreement.
     -------------------------------
     This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, relating to the subject matter hereof.

     SECTION 11.11. Severability of Provisions.
     -----------------------------------------
     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 11.12. Waiver of Jury Trial.
     -----------------------------------
     Each of the parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any of the other
Transaction Documents, the Purchases or the actions of the Agent or any Indemnified Party in the negotiation, administration, performance or enforcement hereof or thereof.

     IN WITNESS WHEREOF, the parties have caused this amended and restated Agreement to be executed by their respective officers thereunto duly authorized, as of the date above written.

                   CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION

               By: /s/ Michael B. Burns
                   -----------------------------------------------
                   Name:   Michael B. Burns
                   Title:  Vice President and Treasurer

                   Address:        919 Market Street
                                   Wilmington, DE  19801

                   Attention:      Michael B. Burns,
                                   Vice President and Treasurer
                   Telephone No.:  (215) 698-5036
                   Telecopier No.: (215) 676-6011

                   CROWN CORK & SEAL COMPANY (USA), INC.,
                   as Servicer

               By: /s/ Michael B. Burns
                   -----------------------------------------------
                   Name:   Michael B. Burns
                   Title:  Vice President and Treasurer

                                   One Crown Way
                                   Philadelphia, PA  19154

                   Attention:      Michael B. Burns,
                                   Vice President and Treasurer
                   Telephone No.:  (215) 698-5036
                   Telecopier No.: (215) 676-6011

                   AGENT
                   -----
                   CITIBANK, N.A., as Agent



               By: /s/ Jeffrey Nitz
                   ----------------------------------------------
                   Name:   Jeffrey Nitz
                   Title:  Vice President

                                   388 Greenwich Street, 19th Floor
                                   New York, New York 10013
                   Attention:      Jeffrey Nitz
                   Telephone No.:  (212) 816-2399
                   Telecopier No.: (212) 816-2613

                   INITIAL PURCHASERS

                   AMSOUTH CAPITAL CORP.



               By: /s/ Patrick R. Brocker
                   -----------------------------------------------
                   Name:   Patrick R. Brocker
                   Title:  Attorney-in-fact

                                   350 Park Avenue, 20th Floor
                                   New York, New York 10022
                   Attention:      Kevin Rogers
                   Telephone No.:  (212) 955-2237
                   Telecopier No.: (212) 935-7458

                   Commitment:     $20,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by divinding twenty (20.00) by three hundred fifty (350.00).


                   Initial Capital:     $6,000,000
                   ---------------

                   CITIBANK, N.A.



              By:  /s/ Jeffrey Nitz
                   -----------------------------------------------
                   Name:   Jeffrey Nitz
                   Title:  Vice President

                                   388 Greenwich Street, 19th Floor
                                   New York, New York 10013
                   Attention:      Jeffrey Nitz
                   Telephone No.:  (212) 816-2399
                   Telecopier No.: (212) 816-2613

                   Commitment:     $38,500,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing thirty-eight and one half (38.50) by three hundred fifty (350.00).

                   Initial Capital:     $11,550,000
                   ---------------

                   FOOTHILL CAPITAL CORPORATION



              By:  /s/ Rina Shinoda
                   -----------------------------------------------
                   Name:   Rina Shinoda
                   Title:  Vice President

                                   2450 Colorado Avenue, Suite 3000 West
                                   Santa Monica, California 90404
                   Attention:      Juan Barrera, Assistant Vice President
                   Telephone No.:  (310) 453-7312
                   Telecopier No.: (310) 453-7446

                   Commitment:     $50,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing fifty (50.00) by three hundred and fifty (350.00).

                   Initial Capital:     $15,000,000
                   ---------------

                   GMAC BUSINESS CREDIT, L.L.C.



               By: /s/ John Buff
                   ------------------------------------------------
                   Name:   John Buff
                   Title:  Director

                                   461 Fifth Avenue
                                   New York, New York 10017
                   Attention:      John Buff
                   Telephone No.:  (646) 935-2884
                   Telecopier No.: (212) 489-3980

                   Commitment:     $25,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing twenty-five (25.00) by three hundred fifty (350.00).

                   Initial Capital:     $7,500,000
                   ---------------

                   GMAC COMMERCIAL CREDIT, L.L.C.

               By: /s/ Frank Imperat
                   -------------------------------------------------
                   Name:   Frank Imperat
                   Title:  Senior Vice President

                                   1 Penn Plaza, 9th Floor
                                   New York, New York 10019
                   Attention:      Jeff Hagel
                   Telephone No.:  (646) 884-7186
                   Telecopier No.: (212) 884-7396

                   Commitment:     $25,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing twenty-five (25.00) by three hundred fifty (350.00).

                   Initial Capital:     $7,500,000
                   ---------------

                   HELLER FINANCIAL, INC.



             By:    /s/ Thomas W. Bukowski
                   -------------------------------------------------
                   Name:   Thomas W. Bukowski
                   Title:  Senior Vice President

                                   622 Third Avenue, 32nd Floor
                                   New York, New York 10017
                   Attention:      Albert Forzano
                   Telephone No.:  (212) 880-2916
                   Telecopier No.: (212) 880-7002

                   Commitment:     $38,500,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   ------------------
                                        obtained by dividing thirty-eight and one half (38.50) by three hundred fifty (350.00).

                   Initial Capital:     $11,550,000
                   ---------------

                   IBJ WHITEHALL BUSINESS CREDIT CORPORATION



              By:  /s/ John N. Favale
                   -------------------------------------------------
                   Name:   John N. Favale
                   Title:  Assistant Vice President

                                   One State Street
                                   New York, New York 10004
                   Attention:      John Favale
                   Telephone No.:  (212) 858-2505
                   Telecopier No.: (212) 585-2151

                   Commitment:     $15,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing fifteen (15.00) by three hundred fifty (350.00).

                   Initial Capital:     $4,500,000
                   --------------

                   MUIRFIELD TRADING LLC



              By:  /s/ Ann E. Morris
                   -------------------------------------------------
                   Name:   Ann E. Morris
                   Title:  Assistant Vice President

                                   c/o Banc of America Securities LLC
                                   100 North Tyron Street
                                   NC1-007-06-07
                   Attention:      Annabet Morris
                   Telephone No.:  (704) 387-1939
                   Telecopier No.: (704) 388-0648

                   Commitment:      $3,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing three (3.00) by three hundred fifty (350.00).

                   Initial Capital:     $900,000
                   ---------------

                   NATIONAL CITY COMMERCIAL FINANCE, INC.



               By: /s/ Dannion C. McGary
                   ---------------------------------------------------------
                   Name:   Dannion C. McGary
                   Title:  Vice President

                                    1965 East Sixth Street
                                    Suite 400, Loc. 3049
                                    Cleveland, Ohio 44114-2214
                   Attention:       Dennis G Hatvany, Vice President
                   Telephone No.:   (216) 222-9002
                   Telecopier No.:  (216) 575-9555

                   Commitment:      $25,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing twenty-five (25.00) by three hundred fifty (350.00).

                   Initial Capital:     $7,500,000
                   ---------------

                   RZB FINANCE LLC



               By: /s/ John A. Valiska     /s/  Pearl Geffers
                   -------------------------------------------------
                   Name:   John A. Valiska      Pearl Geffers
                   Title:  Vice President       First Vice President

                                   113 Avenue of the Americas
                                   New York, New York 10036
                   Attention:      John Valiska
                   Telephone No.:  (212) 845-4130
                   Telecopier No.: (212) 944-2093

                   Commitment:     $10,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing ten (10.00) by three hundred fifty (350.00).

                   Initial Capital:     $3,000,000
                   ---------------

                   SIEMENS FINANCIAL SERVICES, INC.



              By:  /s/ Frank Amodio
                   -------------------------------------------------
                   Name:   Frank Amodio
                   Title:  Vice President - Credit

                                   200 Somerset Corporate Blvd.
                                   Bridgewater, NJ 08807
                   Attention:      Karen De Lauro
                   Telephone No.:  (908) 575-4071
                   Telecopier No.: (908) 575-4060

                   Commitment:     $15,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing fifteen (15.00) by three hundred fifty (350.00).

                   Initial Capital:     $4,500,000
                   ---------------

                   THE CIT GROUP/COMMERCIAL SERVICES, INC.



               By: /s/ John J. McKenna
                   -------------------------------------------------
                   Name:   /s/ John J. McKenna
                   Title:  Senior Vice President

                                   1211 Avenue of the Americas
                                   New York, New York 10036
                   Attention:      Anthony Montemarano
                   Telephone No.:  (212) 382-6826
                   Telecopier No.: (212) 382-6814

                   Commitment:     $50,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing fifty (50.00) by three hundred fifty (350.00).

                   Initial Capital:     $15,000,000
                   ---------------

                   THE PROVIDENT BANK



               By: /s/ Brent S. Vandermyde
                   -------------------------------------------------
                   Name:   Brent S. Vandermyde
                   Title:  Assistant Vice President

                                   One East Fourth Street, ML 249A
                                   Cincinnati, Ohio 45202
                   Attention:      Brent Vandermyde, AVP
                   Telephone No.:  (513) 639-4889
                   Telecopier No.: (513) 639-1588

                   Commitment:     $10,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing ten (10.00) by three hundred fifty (350.00).

                   Initial Capital:     $3,000,000
                   ---------------

                   TRANSAMERICA BUSINESS CAPITAL CORPORATION



               By: /s/ Michael S. Burns
                   -------------------------------------------------
                   Name:   Michael S. Burns
                   Title:  Senior Vice President

                                   555 Theodore Fremd Avenue, Suite C-301
                                   Rye, New York 10580
                   Attention:      Barry S. Fein, Vice President
                   Telephone No.:  (914) 925-7230
                   Telecopier No.: (914) 921-5883

                   Commitment:     $25,000,000
                   ----------

                   Percentage Interest: The quotient, expressed as a percentage,
                   -------------------
                                        obtained by dividing twenty-five (25.00) by three hundred fifty (350.00).

                   Initial Capital:     $7,500,000
                   ---------------

                                                        EXECUTION COPY









                         RECEIVABLES PURCHASE AGREEMENT


                          Dated as of January 26, 2001

                   as amended and restated as of May 7, 2001

                                     among

                CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION,

                                 as the Seller,
                                 -- --- ------

                     CROWN CORK & SEAL COMPANY (USA), INC.,

                            as the initial Servicer,
                            -- --- ------- --------

            THE BANKS AND OTHER FINANCIAL INSTITUTIONS PARTY HERETO,

                                 as Purchasers
                                 -- ----------

                                      and

                                CITIBANK, N.A.,

                                  as the Agent
                                  -- --- -----

                                TABLE OF CONTENTS


Section                                                                    Page
-------                                                                    ----

ARTICLE I DEFINITIONS........................................................2

SECTION 1.01.   Certain Defined Terms........................................2
SECTION 1.02.   Other Terms.................................................19
SECTION 1.03.   Computation of Time Periods.................................19

ARTICLE II AMOUNTS AND TERMS OF THE PURCHASES...............................19

SECTION 2.01.   Commitment..................................................19
SECTION 2.02.   Making Purchases............................................20
SECTION 2.03.   Termination or Reduction of the Commitments.................21
SECTION 2.04.   Receivable Interest.........................................21
SECTION 2.05.   Non-Liquidation Settlement Procedures.......................22
SECTION 2.06.   Liquidation Settlement Procedures...........................23
SECTION 2.07.   General Settlement Procedures...............................24
SECTION 2.08.   Payments and Computations, Etc..............................25
SECTION 2.09.   Fees........................................................26
SECTION 2.10.   Increased Costs.............................................27
SECTION 2.11.   Increased Capital...........................................27
SECTION 2.12.   Taxes.......................................................28
SECTION 2.13.   Sharing of Payments, Etc....................................29

ARTICLE III CONDITIONS OF PURCHASES.........................................30

SECTION 3.01.   Condition Precedent to Initial Purchase.....................30
SECTION 3.02.   Conditions Precedent to All Purchases and Reinvestments.....32
SECTION 3.03.   Conditions Precedent to Initial Purchase on or after
                the date of Amending and Restating the Existing
                Receivables Purchase Agreement..............................33

ARTICLE IV REPRESENTATIONS AND WARRANTIES...................................36

SECTION 4.01.   Representations and Warranties of the Seller................36
SECTION 4.02.   Representations and Warranties of the Servicer..............39

ARTICLE V GENERAL COVENANTS OF THE SELLER AND THE SERVICER..................40

SECTION 5.01.   Affirmative Covenants of the Seller.........................40
SECTION 5.02.   Reporting Requirements of the Seller........................43
SECTION 5.03.   Negative Covenants of the Seller............................44
SECTION 5.04.   Affirmative Covenants of the Servicer.......................46
SECTION 5.05.   Negative Covenants of the Servicer..........................47

ARTICLE VI ADMINISTRATION AND COLLECTION....................................48

SECTION 6.01.   Designation of Servicer.....................................48
SECTION 6.02.   Duties of Servicer..........................................48
SECTION 6.03.   Rights of the Agent.........................................49
SECTION 6.04.   Responsibilities of the Seller..............................50
SECTION 6.05.   Further Action Evidencing Purchases.........................51

ARTICLE VII EVENTS OF TERMINATION...........................................51

SECTION 7.01.   Events of Termination.......................................51

ARTICLE VIII THE AGENT......................................................54

SECTION 8.01.   Authorization and Action....................................54
SECTION 8.02.   Agent's Reliance, Etc.......................................54
SECTION 8.03.   Citibank and Affiliates.....................................55
SECTION 8.04.   Purchase Decisions..........................................55
SECTION 8.05.   Indemnification.............................................55

ARTICLE IX ASSIGNMENT OF RECEIVABLE INTERESTS...............................56

SECTION 9.01.   Assignment..................................................56
SECTION 9.02.   Citibank's Assignment of Rights and Obligations
                to Other Initial Purchasers.................................57
SECTION 9.03.   Purchaser's Assignment of Rights and Obligations............58
SECTION 9.04.   Annotation of Certificate...................................60

ARTICLE X INDEMNIFICATION...................................................60

SECTION 10.01.   Indemnities................................................60

ARTICLE XI MISCELLANEOUS....................................................62

SECTION 11.01.   Amendments, Etc............................................62
SECTION 11.02.   Notices, Etc...............................................64
SECTION 11.03.   Binding Effect; Assignability..............................65
SECTION 11.04.   Costs and Expenses.........................................65
SECTION 11.05.   Confidentiality............................................65
SECTION 11.06.   Governing Law..............................................66
SECTION 11.07.   Jurisdiction, Etc..........................................66
SECTION 11.08.   Execution in Counterparts..................................66
SECTION 11.09.   Intent of the Parties......................................67
SECTION 11.10.   Entire Agreement...........................................67
SECTION 11.11.   Severability of Provisions.................................67
SECTION 11.12.   Waiver of Jury Trial.......................................67

                                    EXHIBITS


EXHIBIT A          Form of Assignment

EXHIBIT B          Form of Assignment and Acceptance

EXHIBIT C          Form of Certificate

EXHIBIT D-1        Form of Seller Report

EXHIBIT D-2        Form of Weekly Report

EXHIBIT D-3        Form of Daily Report

EXHIBIT E          Form of Lock-Box Agreement

EXHIBIT F          Form of Receivables Contribution and Sale Agreement

EXHIBIT G          Form of Consent and Agreement

EXHIBIT H-1        Form  of  Opinion  of  Dechert,  Counsel  to the Seller, each
                   Originator and the Parent

EXHIBIT H-2        Form of  Opinion of  Internal  Counsel to  the  Seller,  each
                   Originator and the Parent

EXHIBIT H-3        Form of  Opinion of  Dechert, Counsel to the Seller  and each
                   Originator ("true sale"  and  non-substantive   consolidation
                   opinion)

EXHIBIT H-4        Form of Opinion of  Stikeman  Elliott,  Canadian  Counsel  to
                   the  Seller, Crown  Cork & Seal  Canada  Inc. and the  Parent

EXHIBIT I          Form of Parent Undertaking

EXHIBIT J          Form of Notice of Purchase

EXHIBIT K          Intecreditor Agreement

                                    SCHEDULES


SCHEDULE I         Lock-Box Banks and Lock-Box Accounts

SCHEDULE II        Credit and Collection Policy

SCHEDULE III Location of the Seller's Principal Place of Business, Chief Executive Office and Office Where Records are Kept

SCHEDULE IV        Forms of Invoices

SCHEDULE V         Changes in Financial Conditions or Operations